UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-04318

The American Funds Income Series

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2021

Brian C. Janssen

The American Funds Income Series

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

U.S. Government Securities Fund® Annual report for the year ended August 31, 2021

Seeking stability in
uncertain markets

U.S. Government Securities Fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 and Class A shares at net asset value. If a sales charge (maximum 3.75% for Class A shares) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for the periods ended September 30, 2021 (the most recent calendar quarter-end):

	1 year	5 years	10 years

Class F-2 shares	–0.61%	2.85%	2.46%
Class A shares (Reflecting 3.75% maximum sales charge)	–4.59	1.79	1.81

For other share class results, visit capitalgroup.com and americanfundsretirement.com.

The total annual fund operating expense ratios are 0.33% for Class F-2 shares and 0.62% for Class A shares as of the prospectus dated November 1, 2021 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

The fund’s 30-day yield for Class F-2 shares as of September 30, 2021, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 1.20%. The fund’s 12-month distribution rate for Class F-2 shares as of that date was 1.15%. The 30-day yield for Class A shares as of September 30, 2021, was 0.87%. The distribution rate for Class A shares as of that date was 0.84%. Class A share results reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fund shares of U.S. Government Securities Fund are not guaranteed by the U.S. government.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

3	The value of a $10,000 investment

4	Summary investment portfolio

16	Financial statements

39	Board of trustees and other officers

Fellow investors:

For the 12 months ended August 31, 2021, U.S. Government Securities Fund produced a total return of –0.09%, while its benchmark, the Bloomberg U.S. Government/Mortgage-Backed Securities Index, fell 1.26%, and its peer group measure, the Lipper General U.S. Government Funds Average, lost 1.55%.

Income is an important element of the fund’s total return. The fund paid monthly dividends totaling more than 16 cents a share for the fiscal year and returned a capital gain of 56 cents per share in December 2020, mostly derived from gains taken during the initial phase of the COVID-19 crisis. This total distribution of almost 73 cents a share resulted in an income return of 1.14% for investors who reinvested dividends.

Bond market overview

The theme for this fiscal year was the change in market expectations for inflation.

For the first six months of the period, the non-seasonally adjusted Consumer Price Index (CPI) rose only 1.2%, due in large part to the economic weakness created by COVID-19 lockdowns. As a result, the Federal Reserve (Fed) took a “dovish” approach in its communications, signaling they would not change their near-zero federal funds interest rate target of 0.00%–0.25%. The market responded to this lack of concern for future inflation by sending short-term rates lower and longer term rates higher — a situation known as a steepening yield curve.

In the second half of the reporting period, on the other hand, the CPI rose 4.0%, much more than the market anticipated. The reopening of global economies coincided with supply constraints such as factory backorders, shipping delays and energy disruptions that caused consumer prices — and wages — to rise.

Though the Fed refers to this rise in inflation as “transitory,” it did have to acknowledge the reality that prices of goods and services probably will not fall back in the near term. The change in inflation dynamics with a potentially more “hawkish” Fed and more modest economic growth projections caused the

Results at a glance

For periods ended August 31, 2021, with dividends reinvested

	Cumulative total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime (since Class A inception on 10/17/85)

U.S. Government Securities Fund (Class F-2 shares)[1]	–0.09%	3.06%	2.65%	5.67%
U.S. Government Securities Fund (Class A shares)	–0.37	2.78	2.38	5.38
Bloomberg U.S. Government/Mortgage-Backed Securities Index[2]	–1.26	2.41	2.48	6.11
Lipper General U.S. Government Funds Average[3]	–1.55	2.12	2.21	5.48

[1]	Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.
[2]	Bloomberg U.S. Government/Mortgage-Backed Securities Index is a market value-weighted index that covers fixed-rate, publicly placed, dollar-denominated obligations issued by the U.S. Treasury, U.S. government agencies, quasi-federal corporations, corporate or foreign debt guaranteed by the U.S. government, and the mortgage-backed pass-through securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Government National Mortgage Association. This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or U.S. federal income taxes. Source: Bloomberg Index Services Ltd.
[3]	Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic, and averages may have few funds, especially over longer periods. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website. Source: Refinitiv Lipper.

U.S. Government Securities Fund	1

market to drive 30-year U.S. Treasury prices higher and yields lower.

Thus the yield curve began to flatten again, ending the period with modestly higher medium- and long-duration yields and modestly lower short-term yields than when it began. All eyes at this point are on the Fed and its often-communicated plans to taper the $120 billion per month of U.S. Treasuries ($80B) and mortgage-backed securities ($40B) it now purchases to support its current very accommodative monetary policy.

Usage of the Fed overnight reverse repo facility, where predominately money market funds deposit cash with the Fed, skyrocketed to $1.19 trillion on August 31, way beyond pre-2021 highs. This signals that the market is having difficulty at current, arguably high valuations absorbing the extra money in the system caused by the Fed’s asset purchases. As these deposits at the Fed are spent and invested, it could put additional upward pressure on prices if inflation turns out to be less transitory.

Inside the portfolio

The fund’s current positioning reflects our belief that inflation will rise more than the market expects. We maintain a meaningful exposure to Treasury Inflation-Protected Securities (TIPS), which are not included in the benchmark. This position benefited the fund this period due to the higher than expected inflation in the last six months, and we expect realized inflation over the next year to continue to be above market expectations.

We remain underweight relative to the benchmark in mortgage-backed securities (MBS). We still view them as overpriced relative to U.S. Treasury securities, largely because the amount of MBS the Fed purchases creates artificially high valuations. When the Fed decides to reduce its asset purchases, prices will likely go down, and we would likely add to the MBS position next year at cheaper valuations.

The fund’s yield curve positioning also remains largely consistent with where it was at this time last year. We are overweight the short and 30-year part of the curve, while underweight five-and 10-year maturities. Our short position has increased slightly, in line with our belief that the market is underestimating the risk of higher inflation. On the other hand, the overweight in the long end of the curve provides a hedge should inflation not increase significantly, the economy slows substantially, or equity and credit markets once again become stressed.

As part of our ongoing portfolio management strategy, we also hold derivative positions such as Treasury futures, Eurodollar futures and interest rate swaps. These allow for more efficient execution of yield curve and duration views.

A listing of the fund’s portfolio, beginning on page 4, offers more complete details of the various government securities and sectors held as of August 31, 2021.

Looking ahead

Given the dramatic rise in inflation over 2021, one might normally expect the Fed to squeeze out some of the excess liquidity that feeds an inflation contagion. Instead, it has thus far avoided action and, in our view, will most likely raise rates reluctantly and too slowly to make a meaningful difference.

The Fed remains constrained by the level of monetary support it now provides. Its extension of 2008–2009 emergency liquidity measures for 13 years (increasing its balance sheet by tenfold to $8.3 trillion, or about 36% of U.S. GDP) raises serious questions about the impact on the world economy and global markets of any significant tightening in U.S. monetary policy.

We are committed to providing investors stability of returns and downside ballast when equity and fixed income market volatility occurs.

We thank you for your continued support and trust.

Cordially,

Fergus MacDonald
President

October 11, 2021

For current information about the fund, visit capitalgroup.com.

2	U.S. Government Securities Fund

The value of a long-term perspective

How a hypothetical $10,000 investment has grown (for the period October 17, 1985, to August 31, 2021, with distributions reinvested)

Fund results shown are for Class F-2 and Class A shares. Class A share results reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Please see capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 4.75% prior to January 10, 2000.
[3]	The index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index. Bloomberg source: Bloomberg Index Services Ltd.
[4]	Results of the Lipper General U.S. Government Funds Average do not reflect any sales charges. Lipper averages reflect the current composition of all eligible mutual funds (all share classes) within a given category. Lipper categories are dynamic and averages may have few funds, especially over longer periods. Lipper source: Refinitiv Lipper. To see the number of funds included in the Lipper category for each fund’s lifetime, please see the Quarterly Statistical Update, available on our website.
[5]	For the period October 17, 1985, commencement of fund operations, through August 31, 1986.

The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended August 31, 2021)

	1 year	5 years	10 years

Class F-2 shares	–0.09%	3.06%	2.65%
Class A shares*	–4.09	1.99	2.00

*	Assumes payment of the maximum 3.75% sales charge.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers and/or expense reimbursements, without which results would have been lower. Visit capitalgroup.com for more information.

U.S. Government Securities Fund	3

Investment portfolio August 31, 2021

Portfolio by type of security	Percent of net assets

Portfolio quality summary*	Percent of net assets
U.S. Treasury and agency†	66.14%
AAA/Aaa	15.69
AA/Aa	.14
Short-term securities & other assets less liabilities	18.03
*	Bond ratings, which typically range from AAA/Aaa (highest) to D (lowest), are assigned by credit rating agencies such as Standard & Poor’s, Moody’s and/or Fitch as an indication of an issuer’s creditworthiness. In assigning a credit rating to a security, the fund looks specifically to the ratings assigned to the issuer of the security by Standard & Poor’s, Moody’s and/or Fitch. If agency ratings differ, the security will be considered to have received the highest of those ratings, consistent with the fund’s investment policies. The ratings are not covered by the Report of Independent Registered Public Accounting Firm.
†	These securities are guaranteed by the full faith and credit of the U.S. government.

Bonds, notes & other debt instruments 81.97%	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes 63.35%
U.S. Treasury inflation-protected securities 22.32%
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	$741,477	$761,683
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	194,780	198,142
U.S. Treasury Inflation-Protected Security 0.125% 2022[1]	83,164	84,192
U.S. Treasury Inflation-Protected Security 0.125% 2023[1]	266,457	276,481
U.S. Treasury Inflation-Protected Security 0.375% 2023[1]	506,889	535,871
U.S. Treasury Inflation-Protected Security 0.625% 2023[1]	619,791	650,969
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	250,559	269,171
U.S. Treasury Inflation-Protected Security 0.125% 2024[1]	95,440	102,382
U.S. Treasury Inflation-Protected Security 0.50% 2024[1]	56,047	60,127
U.S. Treasury Inflation-Protected Security 0.625% 2024[1]	71,763	76,897
U.S. Treasury Inflation-Protected Security 0.125% 2026[1]	1,041,698	1,138,272
U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	306,424	342,267
U.S. Treasury Inflation-Protected Security 0.125% 2031[1]	64,858	72,721
U.S. Treasury Inflation-Protected Security 2.125% 2041[1]	3,411	5,245
U.S. Treasury Inflation-Protected Security 0.75% 2042[1,2]	102,825	128,010
U.S. Treasury Inflation-Protected Security 0.625% 2043[1]	55,762	67,970
U.S. Treasury Inflation-Protected Security 1.00% 2049[1]	53,322	73,426
U.S. Treasury Inflation-Protected Security 0.25% 2050[1]	2,309	2,677
U.S. Treasury Inflation-Protected Security 0.125% 2051[1]	228,489	258,288
		5,104,791

U.S. Treasury 41.03%
U.S. Treasury (3-month U.S. Treasury Bill Yield + 0.30%) 0.355% 2021[3]	200,000	200,115
U.S. Treasury 0.125% 2022	65,000	65,029
U.S. Treasury 0.125% 2022	53,068	53,080
U.S. Treasury 0.125% 2022	48,415	48,439
U.S. Treasury 0.125% 2022	30,116	30,129
U.S. Treasury 1.75% 2022	40,025	40,529
U.S. Treasury 1.875% 2022	34,000	34,655
U.S. Treasury 2.00% 2022	33,500	34,240
U.S. Treasury 0.079% 2023[3]	50,000	50,018
U.S. Treasury 0.125% 2023	79,428	79,397
U.S. Treasury 0.125% 2023	30,000	29,977
U.S. Treasury 0.50% 2023	30,000	30,166

4	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.50% 2023	$2,000	$2,038
U.S. Treasury 1.625% 2023	13,000	13,318
U.S. Treasury 2.625% 2023	131,950	136,866
U.S. Treasury 2.625% 2023	30,888	32,265
U.S. Treasury 2.75% 2023	35,200	36,921
U.S. Treasury 2.75% 2023	9,293	9,711
U.S. Treasury 2.875% 2023	31,757	33,625
U.S. Treasury 2.875% 2023	16,500	17,440
U.S. Treasury 0.375% 2024	50,000	50,054
U.S. Treasury 0.375% 2024	23,000	22,985
U.S. Treasury 1.50% 2024	123,000	127,056
U.S. Treasury 1.50% 2024	36,500	37,713
U.S. Treasury 1.50% 2024[2]	18,000	18,603
U.S. Treasury 1.75% 2024	204,000	212,559
U.S. Treasury 1.75% 2024	53,722	55,816
U.S. Treasury 2.00% 2024	158,000	165,005
U.S. Treasury 2.00% 2024	45,000	47,062
U.S. Treasury 2.00% 2024	17,400	18,181
U.S. Treasury 2.25% 2024	57,250	60,496
U.S. Treasury 0.25% 2025	138,658	136,739
U.S. Treasury 0.25% 2025	98,150	96,509
U.S. Treasury 0.25% 2025	45,500	44,824
U.S. Treasury 0.25% 2025	37,000	36,415
U.S. Treasury 0.25% 2025	900	888
U.S. Treasury 0.375% 2025	662,099	653,332
U.S. Treasury 0.375% 2025	45,983	45,415
U.S. Treasury 2.125% 2025	6,500	6,870
U.S. Treasury 2.625% 2025	20,000	21,662
U.S. Treasury 2.75% 2025	38,000	40,949
U.S. Treasury 2.875% 2025	55,500	60,227
U.S. Treasury 2.875% 2025[2]	31,000	33,723
U.S. Treasury 2.875% 2025	20,000	21,680
U.S. Treasury 0.375% 2026	304,840	300,527
U.S. Treasury 0.50% 2026	60,830	60,276
U.S. Treasury 0.625% 2026	34,275	34,032
U.S. Treasury 0.75% 2026	641,067	641,874
U.S. Treasury 0.75% 2026	20,400	20,403
U.S. Treasury 1.375% 2026	25,000	25,734
U.S. Treasury 1.75% 2026	63,900	66,940
U.S. Treasury 1.875% 2026	25,500	26,870
U.S. Treasury 2.125% 2026	22,750	24,215
U.S. Treasury 2.25% 2026	5,200	5,559
U.S. Treasury 2.375% 2026	50,000	53,780
U.S. Treasury 2.625% 2026	49,000	53,121
U.S. Treasury 0.375% 2027	89,750	86,919
U.S. Treasury 0.375% 2027	70,750	68,320
U.S. Treasury 0.50% 2027	44,000	42,842
U.S. Treasury 0.50% 2027	22,750	22,104
U.S. Treasury 0.50% 2027	14,000	13,672
U.S. Treasury 0.625% 2027	61,368	59,961
U.S. Treasury 2.375% 2027	10,000	10,824
U.S. Treasury 0.75% 2028	4,699	4,622
U.S. Treasury 1.125% 2028	86,306	86,896
U.S. Treasury 1.25% 2028	523,799	531,023
U.S. Treasury 1.25% 2028	170,167	172,435
U.S. Treasury 1.25% 2028	70,500	71,341
U.S. Treasury 1.25% 2028	6,300	6,381
U.S. Treasury 2.875% 2028	6,687	7,499
U.S. Treasury 0.625% 2030	43,000	40,825
U.S. Treasury 0.625% 2030	30,950	29,304
U.S. Treasury 0.875% 2030	276,334	266,922
U.S. Treasury 6.25% 2030	5,250	7,452
U.S. Treasury 1.125% 2031	31,784	31,344
U.S. Treasury 1.25% 2031	3,638	3,617
U.S. Treasury 1.625% 2031	555,029	571,920
U.S. Treasury 5.00% 2037	1,500	2,226
U.S. Treasury 1.125% 2040	144,100	127,821

U.S. Government Securities Fund	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
U.S. Treasury bonds & notes (continued)
U.S. Treasury (continued)
U.S. Treasury 1.125% 2040	$29,116	$25,913
U.S. Treasury 1.375% 2040	8,952	8,280
U.S. Treasury 4.625% 2040	5,600	8,213
U.S. Treasury 1.75% 2041	157,212	154,511
U.S. Treasury 1.875% 2041	140,196	141,160
U.S. Treasury 2.25% 2041	34,863	37,261
U.S. Treasury 3.125% 2041	10,000	12,223
U.S. Treasury 4.375% 2041	7,000	10,058
U.S. Treasury 2.75% 2042	27,000	31,213
U.S. Treasury 2.75% 2042	6,000	6,935
U.S. Treasury 2.875% 2043	10,880	12,832
U.S. Treasury 3.375% 2044	18,500	23,645
U.S. Treasury 2.875% 2045	5,000	5,941
U.S. Treasury 3.00% 2045	3,500	4,254
U.S. Treasury 3.00% 2045	3,350	4,060
U.S. Treasury 2.50% 2046	50,000	55,813
U.S. Treasury, principal only, 0% 2047[2]	1,000	600
U.S. Treasury 2.75% 2047	7,250	8,499
U.S. Treasury 2.75% 2047	3,000	3,514
U.S. Treasury 3.00% 2047	50,425	61,610
U.S. Treasury 3.00% 2048	4,775	5,868
U.S. Treasury 3.00% 2048	3,000	3,680
U.S. Treasury 3.125% 2048	6,500	8,157
U.S. Treasury 3.375% 2048	6,572	8,630
U.S. Treasury 2.25% 2049	26,050	27,846
U.S. Treasury 2.375% 2049	88,250	96,895
U.S. Treasury 2.875% 2049[2]	94,000	113,403
U.S. Treasury 3.00% 2049	51,100	62,993
U.S. Treasury 1.25% 2050[2]	235,950	199,695
U.S. Treasury 1.375% 2050	592,900	517,762
U.S. Treasury 1.625% 2050[2]	672,696	624,934
U.S. Treasury 2.00% 2050	241,408	244,929
U.S. Treasury 1.875% 2051	132,009	130,096
U.S. Treasury 2.00% 2051	16,770	17,019
U.S. Treasury 2.375% 2051	118,620	130,707
		9,381,471

Total U.S. Treasury bonds & notes		14,486,262

Mortgage-backed obligations 15.83%
Federal agency mortgage-backed obligations 15.83%
Fannie Mae Pool #256740 4.50% 2027[4]	11	12
Fannie Mae Pool #257055 6.50% 2027[4]	252	283
Fannie Mae Pool #256993 6.50% 2027[4]	113	127
Fannie Mae Pool #AZ0554 3.50% 2030[4]	143	153
Fannie Mae Pool #AZ4646 3.50% 2030[4]	135	145
Fannie Mae Pool #AY1948 3.50% 2030[4]	118	126
Fannie Mae Pool #AS7323 2.50% 2031[4]	1,532	1,618
Fannie Mae Pool #735571 8.00% 2031[4]	135	147
Fannie Mae Pool #FM1162 2.50% 2032[4]	1,409	1,485
Fannie Mae Pool #BM1036 2.50% 2032[4]	167	176
Fannie Mae Pool #AS8610 3.00% 2032[4]	167	177
Fannie Mae Pool #CA1442 3.00% 2033[4]	612	654
Fannie Mae Pool #BJ7193 3.00% 2033[4]	543	578
Fannie Mae Pool #BJ4573 3.00% 2033[4]	436	463
Fannie Mae Pool #BJ5302 3.00% 2033[4]	342	361
Fannie Mae Pool #695412 5.00% 2033[4]	4	5
Fannie Mae Pool #BO6247 2.50% 2034[4]	5,869	6,163
Fannie Mae Pool #FM1490 3.50% 2034[4]	3,344	3,582
Fannie Mae Pool #BN3172 4.00% 2034[4]	11	12
Fannie Mae Pool #BN1085 4.00% 2034[4]	10	11
Fannie Mae Pool #AD3566 5.00% 2035[4]	53	58
Fannie Mae Pool #MA2787 4.00% 2036[4]	9,565	10,438
Fannie Mae Pool #MA2588 4.00% 2036[4]	5,999	6,537
Fannie Mae Pool #MA2717 4.00% 2036[4]	5,130	5,636
Fannie Mae Pool #MA2746 4.00% 2036[4]	4,707	5,159
Fannie Mae Pool #AS6870 4.00% 2036[4]	2,987	3,274
Fannie Mae Pool #MA2819 4.00% 2036[4]	560	612

6	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #MA2856 4.00% 2036[4]	$15	$16
Fannie Mae Pool #MA3099 4.00% 2037[4]	4,541	4,929
Fannie Mae Pool #256860 6.50% 2037[4]	54	63
Fannie Mae Pool #256810 6.50% 2037[4]	46	54
Fannie Mae Pool #888372 6.50% 2037[4]	25	29
Fannie Mae Pool #888698 7.00% 2037[4]	120	140
Fannie Mae Pool #256828 7.00% 2037[4]	15	17
Fannie Mae Pool #889101 1.631% 2038[3,4]	47	48
Fannie Mae Pool #964279 2.095% 2038[3,4]	46	47
Fannie Mae Pool #964708 2.265% 2038[3,4]	6	6
Fannie Mae Pool #970343 6.00% 2038[4]	35	37
Fannie Mae Pool #889388 7.00% 2038[4]	155	182
Fannie Mae Pool #AC0794 5.00% 2039[4]	228	261
Fannie Mae Pool #931768 5.00% 2039[4]	14	16
Fannie Mae Pool #AL9335 2.164% 2040[3,4]	1,707	1,809
Fannie Mae Pool #AE7629 2.231% 2040[3,4]	10	10
Fannie Mae Pool #932606 5.00% 2040[4]	111	126
Fannie Mae Pool #MA4387 2.00% 2041[4]	2,366	2,425
Fannie Mae Pool #AL9327 2.118% 2041[3,4]	1,583	1,678
Fannie Mae Pool #AL9326 2.151% 2041[3,4]	2,046	2,167
Fannie Mae Pool #AL0073 2.155% 2041[3,4]	81	86
Fannie Mae Pool #AE0789 2.166% 2041[3,4]	133	141
Fannie Mae Pool #AL9531 2.19% 2041[3,4]	1,280	1,357
Fannie Mae Pool #AE0844 2.189% 2041[3,4]	112	118
Fannie Mae Pool #AJ1873 4.00% 2041[4]	277	308
Fannie Mae Pool #AH0351 4.50% 2041[4]	508	565
Fannie Mae Pool #AI1862 5.00% 2041[4]	914	1,046
Fannie Mae Pool #AI3510 5.00% 2041[4]	572	655
Fannie Mae Pool #AJ0704 5.00% 2041[4]	503	576
Fannie Mae Pool #AJ5391 5.00% 2041[4]	304	347
Fannie Mae Pool #AE1248 5.00% 2041[4]	302	342
Fannie Mae Pool #AE1277 5.00% 2041[4]	133	152
Fannie Mae Pool #AE1283 5.00% 2041[4]	73	81
Fannie Mae Pool #AE1274 5.00% 2041[4]	70	80
Fannie Mae Pool #AL2000 1.943% 2042[3,4]	137	144
Fannie Mae Pool #AL1941 1.952% 2042[3,4]	164	173
Fannie Mae Pool #AL2184 1.979% 2042[3,4]	259	274
Fannie Mae Pool #AP7819 1.987% 2042[3,4]	114	120
Fannie Mae Pool #AL9533 2.037% 2042[3,4]	680	719
Fannie Mae Pool #AL9532 2.079% 2042[3,4]	1,483	1,566
Fannie Mae Pool #AL9530 2.146% 2042[3,4]	992	1,050
Fannie Mae Pool #AJ9327 3.50% 2042[4]	35	38
Fannie Mae Pool #AE1290 5.00% 2042[4]	51	57
Fannie Mae Pool #AT5898 3.00% 2043[4]	10,832	11,559
Fannie Mae Pool #AL3829 3.50% 2043[4]	1,612	1,760
Fannie Mae Pool #AT7161 3.50% 2043[4]	465	506
Fannie Mae Pool #AR1512 3.50% 2043[4]	379	411
Fannie Mae Pool #AT0412 3.50% 2043[4]	186	202
Fannie Mae Pool #AT3954 3.50% 2043[4]	139	152
Fannie Mae Pool #AT0300 3.50% 2043[4]	89	96
Fannie Mae Pool #BM6240 2.139% 2044[3,4]	6,634	7,014
Fannie Mae Pool #AX8521 3.50% 2044[4]	200	218
Fannie Mae Pool #AY1829 3.50% 2044[4]	140	150
Fannie Mae Pool #AW8240 3.50% 2044[4]	39	41
Fannie Mae Pool #BE5017 3.50% 2045[4]	816	885
Fannie Mae Pool #BE5009 3.50% 2045[4]	444	477
Fannie Mae Pool #AY3880 4.00% 2045[4]	115	124
Fannie Mae Pool #MA2833 3.00% 2046[4]	9,137	9,711
Fannie Mae Pool #BC3465 4.00% 2046[4]	11	12
Fannie Mae Pool #AS8804 3.50% 2047[4]	16,704	18,013
Fannie Mae Pool #CA0770 3.50% 2047[4]	14,025	14,942
Fannie Mae Pool #BE8740 3.50% 2047[4]	749	813
Fannie Mae Pool #BD2440 3.50% 2047[4]	555	591
Fannie Mae Pool #BE8742 3.50% 2047[4]	218	236
Fannie Mae Pool #BH2848 3.50% 2047[4]	103	110
Fannie Mae Pool #BH2846 3.50% 2047[4]	101	110
Fannie Mae Pool #BH2847 3.50% 2047[4]	53	57

U.S. Government Securities Fund	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae Pool #BJ5015 4.00% 2047[4]	$2,177		$2,390
Fannie Mae Pool #BH3122 4.00% 2047[4]	53		57
Fannie Mae Pool #BM4488 3.376% 2048[3,4]	13,619		14,270
Fannie Mae Pool #BJ4901 3.50% 2048[4]	547		596
Fannie Mae Pool #CA2850 4.00% 2048[4]	2,725		3,014
Fannie Mae Pool #BK6840 4.00% 2048[4]	1,421		1,555
Fannie Mae Pool #BK5232 4.00% 2048[4]	1,075		1,177
Fannie Mae Pool #BK9743 4.00% 2048[4]	421		464
Fannie Mae Pool #BJ4342 4.00% 2048[4]	139		149
Fannie Mae Pool #BK4740 4.00% 2048[4]	137		147
Fannie Mae Pool #BJ6169 4.00% 2048[4]	59		63
Fannie Mae Pool #BJ8318 4.50% 2048[4]	328		355
Fannie Mae Pool #BN1172 4.50% 2048[4]	274		299
Fannie Mae Pool #BK9761 4.50% 2048[4]	189		207
Fannie Mae Pool #BK6577 4.50% 2048[4]	5		6
Fannie Mae Pool #BO2264 3.00% 2049[4]	47,192		50,981
Fannie Mae Pool #FM1505 3.00% 2049[4]	16,014		17,001
Fannie Mae Pool #BO2890 3.00% 2049[4]	4,594		4,862
Fannie Mae Pool #FM7504 3.50% 2049[4]	62,532		66,081
Fannie Mae Pool #BN6708 3.50% 2049[4]	17,339		18,738
Fannie Mae Pool #CA4151 3.50% 2049[4]	7,889		8,677
Fannie Mae Pool #FM1062 3.50% 2049[4]	6,628		7,237
Fannie Mae Pool #FM1443 3.50% 2049[4]	4,949		5,343
Fannie Mae Pool #FM1220 3.50% 2049[4]	4,218		4,537
Fannie Mae Pool #FM2656 3.50% 2049[4]	3,553		3,821
Fannie Mae Pool #BJ8411 3.50% 2049[4]	1,611		1,751
Fannie Mae Pool #BJ8402 3.52% 2049[3,4]	2,607		2,726
Fannie Mae Pool #BN3931 4.50% 2049[4]	260		282
Fannie Mae Pool #BF0320 5.50% 2049[4]	4,855		5,636
Fannie Mae Pool #CA5539 3.00% 2050[4]	26,730		28,453
Fannie Mae Pool #FM2179 3.00% 2050[4]	23,292		24,863
Fannie Mae Pool #FM2822 3.00% 2050[4]	16,602		17,672
Fannie Mae Pool #CA5338 3.00% 2050[4]	7,675		8,099
Fannie Mae Pool #FM2777 3.00% 2050[4]	6,376		6,787
Fannie Mae Pool #FM2664 3.50% 2050[4]	30,935		33,811
Fannie Mae Pool #FM2389 3.50% 2050[4]	2,894		3,103
Fannie Mae Pool #FM7694 3.00% 2051[4]	57,223		61,171
Fannie Mae Pool #CB0041 3.00% 2051[4]	38,583		41,613
Fannie Mae Pool #MA4401 3.50% 2051[4]	1,630		1,731
Fannie Mae Pool #MA4381 3.50% 2051[4]	1,105		1,177
Fannie Mae Pool #BF0379 3.50% 2059[4]	27,753		30,247
Fannie Mae Pool #BF0497 3.00% 2060[4]	12,548		13,369
Fannie Mae Pool #BF0481 3.50% 2060[4]	19,101		20,819
Fannie Mae Pool #BF0480 3.50% 2060[4]	11,177		12,245
Fannie Mae, Series 2001-4, Class NA, 9.002% 2025[3,4]	1		2
Fannie Mae, Series 2001-25, Class ZA, 6.50% 2031[4]	143		160
Fannie Mae, Series 2006-65, Class PF, (1-month USD-LIBOR + 0.28%) 0.364% 2036[3,4]	376		378
Fannie Mae, Series 1999-T2, Class A1, 7.50% 2039[3,4]	121		131
Fannie Mae, Series 2001-T10, Class A1, 7.00% 2041[4]	43		50
Fannie Mae, Series 2018-M5, Class A2, Multi Family, 3.56% 2021[3,4]	—	[5]	—	[5]
Fannie Mae, Series 2012-M13, Class A2, Multi Family, 2.377% 2022[4]	518		524
Fannie Mae, Series 2015-M4, Class AV2, Multi Family, 2.509% 2022[3,4]	920		925
Fannie Mae, Series 2012-M2, Class A2, Multi Family, 2.717% 2022[4]	1,554		1,561
Fannie Mae, Series 2012-M3, Class 1A2, Multi Family, 3.044% 2022[4]	1,328		1,338
Fannie Mae, Series 2016-M2, Class AV2, Multi Family, 2.152% 2023[4]	1,340		1,362
Fannie Mae, Series 2016-M3, Class ASQ2, Multi Family, 2.263% 2023[4]	177		178
Fannie Mae, Series 2013-M12, Class APT, Multi Family, 2.499% 2023[3,4]	1,276		1,304
Fannie Mae, Series 2014-M1, Class A2, Multi Family, 3.194% 2023[3,4]	2,369		2,474
Fannie Mae, Series 2017-M3, Class AV2, Multi Family, 2.62% 2024[3,4]	1,013		1,051
Fannie Mae, Series 2017-M10, Class AV2, Multi Family, 2.639% 2024[3,4]	1,615		1,692
Fannie Mae, Series 2017-M15, Class AV2, Multi Family, 2.708% 2024[3,4]	1,461		1,538
Fannie Mae, Series 2014-M3, Class A2, Multi Family, 3.501% 2024[3,4]	4,527		4,801
Fannie Mae, Series 2015-M8, Class A1, Multi Family, 2.344% 2025[4]	145		147
Fannie Mae, Series 2016-M9, Class A1, Multi Family, 2.003% 2026[4]	246		254
Fannie Mae, Series 2016-M5, Class A1, Multi Family, 2.073% 2026[4]	1,380		1,428
Fannie Mae, Series 2016-M11, Class A1, Multi Family, 2.08% 2026[4]	2,065		2,136
Fannie Mae, Series 2016-M12, Class A1, Multi Family, 2.132% 2026[4]	871		900

8	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)		Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Fannie Mae, Series 2016-M6, Class A1, Multi Family, 2.137% 2026[4]	$687		$704
Fannie Mae, Series 2016-M4, Class A1, Multi Family, 2.187% 2026[4]	941		976
Fannie Mae, Series 2017-M7, Class A1, Multi Family, 2.595% 2026[4]	427		435
Fannie Mae, Series 2017-M8, Class A1, Multi Family, 2.654% 2027[4]	1,030		1,065
Fannie Mae, Series 2017-M15, Class ATS1, Multi Family, 2.987% 2027[4,6]	157		159
Fannie Mae, Series 2006-83, Class AO, principal only, 0% 2036[4]	539		505
Fannie Mae, Series 2006-56, Class OG, principal only, 0% 2036[4]	345		327
Freddie Mac Pool #G80295 10.00% 2025[4]	—	[5]	—	[5]
Freddie Mac Pool #QS0124 1.50% 2030[4]	806		823
Freddie Mac Pool #ZT1332 3.00% 2030[4]	3,753		3,974
Freddie Mac Pool #ZK8180 2.50% 2031[4]	1,772		1,865
Freddie Mac Pool #G16634 3.00% 2031[4]	8,064		8,591
Freddie Mac Pool #V61960 3.00% 2033[4]	2,769		2,935
Freddie Mac Pool #QN1197 2.50% 2034[4]	3,880		4,076
Freddie Mac Pool #1H1354 2.339% 2036[3,4]	124		133
Freddie Mac Pool #C91909 4.00% 2036[4]	100		109
Freddie Mac Pool #840222 2.282% 2040[3,4]	475		505
Freddie Mac Pool #G06459 5.00% 2041[4]	1,692		1,937
Freddie Mac Pool #841039 2.20% 2043[3,4]	5,941		6,306
Freddie Mac Pool #G61082 3.00% 2043[4]	7,069		7,636
Freddie Mac Pool #Q18236 3.50% 2043[4]	673		734
Freddie Mac Pool #Q19133 3.50% 2043[4]	427		465
Freddie Mac Pool #Q17696 3.50% 2043[4]	379		412
Freddie Mac Pool #Q15874 4.00% 2043[4]	66		71
Freddie Mac Pool #Q28558 3.50% 2044[4]	1,808		1,969
Freddie Mac Pool #760014 2.939% 2045[3,4]	1,103		1,150
Freddie Mac Pool #760012 3.114% 2045[3,4]	1,231		1,288
Freddie Mac Pool #760013 3.181% 2045[3,4]	847		887
Freddie Mac Pool #G60238 3.50% 2045[4]	11,640		12,683
Freddie Mac Pool #Z40130 3.00% 2046[4]	2,812		3,036
Freddie Mac Pool #G67700 3.50% 2046[4]	4,266		4,648
Freddie Mac Pool #G60744 3.50% 2046[4]	2,592		2,796
Freddie Mac Pool #760015 2.658% 2047[3,4]	2,450		2,550
Freddie Mac Pool #Q52069 3.50% 2047[4]	1,210		1,312
Freddie Mac Pool #Q51622 3.50% 2047[4]	898		979
Freddie Mac Pool #Q47615 3.50% 2047[4]	679		729
Freddie Mac Pool #ZT0538 3.50% 2048[4]	2,360		2,542
Freddie Mac Pool #Q54701 3.50% 2048[4]	843		915
Freddie Mac Pool #Q55056 3.50% 2048[4]	707		757
Freddie Mac Pool #Q54709 3.50% 2048[4]	703		753
Freddie Mac Pool #Q54782 3.50% 2048[4]	670		725
Freddie Mac Pool #Q54700 3.50% 2048[4]	633		689
Freddie Mac Pool #Q54781 3.50% 2048[4]	628		683
Freddie Mac Pool #Q56590 3.50% 2048[4]	399		432
Freddie Mac Pool #Q56589 3.50% 2048[4]	355		386
Freddie Mac Pool #Q54699 3.50% 2048[4]	340		371
Freddie Mac Pool #Q56591 3.50% 2048[4]	286		308
Freddie Mac Pool #Q55060 3.50% 2048[4]	257		276
Freddie Mac Pool #Q54831 3.50% 2048[4]	224		245
Freddie Mac Pool #Q54698 3.50% 2048[4]	225		243
Freddie Mac Pool #G67711 4.00% 2048[4]	37,222		41,107
Freddie Mac Pool #Q56599 4.00% 2048[4]	1,715		1,883
Freddie Mac Pool #Q56175 4.00% 2048[4]	1,236		1,365
Freddie Mac Pool #Q55971 4.00% 2048[4]	1,185		1,309
Freddie Mac Pool #Q55970 4.00% 2048[4]	523		577
Freddie Mac Pool #Q58411 4.50% 2048[4]	2,289		2,547
Freddie Mac Pool #Q58436 4.50% 2048[4]	1,024		1,145
Freddie Mac Pool #Q58378 4.50% 2048[4]	816		898
Freddie Mac Pool #Q57242 4.50% 2048[4]	678		747
Freddie Mac Pool #RA1339 3.00% 2049[4]	5,948		6,286
Freddie Mac Pool #QA4673 3.00% 2049[4]	3,154		3,369
Freddie Mac Pool #ZA6700 3.50% 2049[4]	17,035		18,213
Freddie Mac Pool #SD7502 3.50% 2049[4]	11,382		12,230
Freddie Mac Pool #QA1442 3.50% 2049[4]	5,935		6,391
Freddie Mac Pool #RA1580 3.50% 2049[4]	5,596		6,158
Freddie Mac Pool #RA1463 3.50% 2049[4]	5,557		6,114
Freddie Mac Pool #QA0284 3.50% 2049[4]	3,161		3,441

U.S. Government Securities Fund	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Freddie Mac Pool #QA2748 3.50% 2049[4]	$755	$822
Freddie Mac Pool #ZN5963 4.50% 2049[4]	14	15
Freddie Mac Pool #RA2319 3.00% 2050[4]	12,372	12,991
Freddie Mac Pool #SD0187 3.00% 2050[4]	8,743	9,339
Freddie Mac Pool #SD7513 3.50% 2050[4]	105,285	114,149
Freddie Mac Pool #RA2003 4.50% 2050[4]	10,865	11,890
Freddie Mac Pool #SD8053 4.50% 2050[4]	648	702
Freddie Mac Pool #SD8164 3.50% 2051[4]	20,504	21,742
Freddie Mac Pool #SD8158 3.50% 2051[4]	3,469	3,684
Freddie Mac Pool #SD8163 3.50% 2051[4]	2,674	2,829
Freddie Mac, Series 1567, Class A, (1-month USD-LIBOR + 0.40%) 0.493% 2023[3,4]	6	6
Freddie Mac, Series 3156, Class PF, (1-month USD-LIBOR + 0.25%) 0.346% 2036[3,4]	739	740
Freddie Mac, Series K031, Class A1, Multi Family, 2.778% 2022[4]	535	541
Freddie Mac, Series KS01, Class A2, Multi Family, 2.522% 2023[4]	3,240	3,296
Freddie Mac, Series K033, Class A2, Multi Family, 3.06% 2023[3,4]	21,150	22,019
Freddie Mac, Series K031, Class A2, Multi Family, 3.30% 2023[4]	17,787	18,564
Freddie Mac, Series K029, Class A2, Multi Family, 3.32% 2023[4]	1,400	1,454
Freddie Mac, Series K035, Class A2, Multi Family, 3.458% 2023[3,4]	21,000	22,135
Freddie Mac, Series K058, Class A2, Multi Family, 2.653% 2026[4]	3,507	3,783
Freddie Mac, Series K065, Class A2, Multi Family, 3.243% 2027[4]	4,860	5,410
Freddie Mac, Series K074, Class A2, Multi Family, 3.60% 2028[4]	2,000	2,289
Freddie Mac, Series 3156, Class PO, principal only, 0% 2036[4]	622	579
Freddie Mac, Series 3213, Class OG, principal only, 0% 2036[4]	320	306
Freddie Mac, Series 3146, Class PO, principal only, 0% 2036[4]	231	212
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class HA, 3.00% 2056[3,4]	25,034	26,235
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-2, Class MA, 3.00% 2056[4]	24,568	25,752
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-1, Class HA, 3.00% 2056[3,4]	21,572	22,598
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class MT, 3.00% 2056[4]	11,797	12,620
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-3, Class HT, 3.25% 2056[4]	2,359	2,567
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-1, Class HT, 3.00% 2057[4]	12,765	13,757
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class HT, 3.25% 2057[3,4]	18,937	20,512
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MT, 3.50% 2057[4]	18,137	19,955
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2017-4, Class MT, 3.50% 2057[4]	11,666	12,834
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA, 3.50% 2057[4]	6,089	6,407
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA, 3.50% 2057[4]	4,683	4,917
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2018-4, Class MT, 3.50% 2057[4]	2,194	2,416
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MA, 3.50% 2058[4]	30,623	32,341
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-2, Class MT, 3.50% 2058[4]	12,776	14,064
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MT, 3.50% 2058[4]	11,277	12,413
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MT, 3.50% 2058[4]	5,932	6,526
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-1, Class MA, 3.50% 2058[4]	5,451	5,791
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-3, Class MA, 3.50% 2058[4]	791	834
Freddie Mac Seasoned Credit Risk Transfer Trust, Series 2019-4, Class MA, 3.00% 2059[4]	30,621	32,088
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-2, Class A1, 3.50% 2028[4]	99,405	104,997
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2018-1, Class A1, 3.50% 2028[4]	19,523	20,359
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-2, Class A1C, 2.75% 2029[4]	57,559	60,233
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-3, Class A1C, 2.75% 2029[4]	43,931	45,933
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2019-1, Class A1, 3.50% 2029[4]	11,319	11,901
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A1D, 2.00% 2030[4]	21,718	22,356
Freddie Mac Seasoned Loan Structured Transaction Trust, Series 2020-1, Class A2D, 2.00% 2030[4]	4,281	4,264
Government National Mortgage Assn. 2.00% 2051[4,7]	49,736	50,771
Government National Mortgage Assn. 2.00% 2051[4,7]	13,683	13,944
Government National Mortgage Assn. 2.50% 2051[4,7]	144,862	149,960
Government National Mortgage Assn. 2.50% 2051[4,7]	90,744	94,111
Government National Mortgage Assn. 3.00% 2051[4,7]	33,922	35,466
Government National Mortgage Assn. Pool #754335 6.50% 2029[4]	185	203
Government National Mortgage Assn. Pool #754334 6.50% 2032[4]	311	347

10	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn. Pool #AH5901 3.75% 2034[4]	$1,011	$1,096
Government National Mortgage Assn. Pool #754319 6.50% 2037[4]	204	233
Government National Mortgage Assn. Pool #700778 5.50% 2038[4]	74	87
Government National Mortgage Assn. Pool #004182 5.50% 2038[4]	27	29
Government National Mortgage Assn. Pool #782365 6.00% 2038[4]	185	220
Government National Mortgage Assn. Pool #754287 6.50% 2038[4]	121	131
Government National Mortgage Assn. Pool #AA4873 6.50% 2038[4]	92	95
Government National Mortgage Assn. Pool #738836 6.50% 2038[4]	69	71
Government National Mortgage Assn. Pool #AA4839 6.50% 2038[4]	42	43
Government National Mortgage Assn. Pool #741910 4.00% 2039[4]	235	252
Government National Mortgage Assn. Pool #004367 4.00% 2039[4]	22	23
Government National Mortgage Assn. Pool #698406 5.00% 2039[4]	372	427
Government National Mortgage Assn. Pool #783690 6.00% 2039[4]	927	1,066
Government National Mortgage Assn. Pool #754314 6.50% 2039[4]	504	591
Government National Mortgage Assn. Pool #004636 4.50% 2040[4]	580	642
Government National Mortgage Assn. Pool #736089 5.00% 2040[4]	138	155
Government National Mortgage Assn. Pool #736084 5.00% 2040[4]	111	124
Government National Mortgage Assn. Pool #783689 5.50% 2040[4]	1,544	1,794
Government National Mortgage Assn. Pool #754636 3.50% 2041[4]	481	506
Government National Mortgage Assn. Pool #005157 4.00% 2041[4]	96	99
Government National Mortgage Assn. Pool #783687 4.50% 2041[4]	5,570	6,055
Government National Mortgage Assn. Pool #783688 5.00% 2041[4]	2,857	3,174
Government National Mortgage Assn. Pool #005040 5.00% 2041[4]	49	53
Government National Mortgage Assn. Pool #005187 5.50% 2041[4]	143	155
Government National Mortgage Assn. Pool #005073 5.50% 2041[4]	68	73
Government National Mortgage Assn. Pool #005112 6.50% 2041[4]	268	304
Government National Mortgage Assn. Pool #754308 3.50% 2042[4]	257	270
Government National Mortgage Assn. Pool #754591 4.00% 2042[4]	1,122	1,211
Government National Mortgage Assn. Pool #754637 4.00% 2042[4]	802	853
Government National Mortgage Assn. Pool #AA2589 3.50% 2043[4]	1,586	1,688
Government National Mortgage Assn. Pool #MA5398 4.00% 2048[4]	802	852
Government National Mortgage Assn. Pool #MA5528 4.00% 2048[4]	763	811
Government National Mortgage Assn. Pool #MA5466 4.00% 2048[4]	670	712
Government National Mortgage Assn. Pool #MA5264 4.00% 2048[4]	303	322
Government National Mortgage Assn. Pool #MA5332 5.00% 2048[4]	24	25
Government National Mortgage Assn. Pool #MA5764 4.50% 2049[4]	21,929	23,430
Government National Mortgage Assn. Pool #MA5877 4.50% 2049[4]	10,104	10,794
Government National Mortgage Assn. Pool #MA6092 4.50% 2049[4]	4,591	4,892
Government National Mortgage Assn. Pool #MA6042 5.00% 2049[4]	49	53
Government National Mortgage Assn. Pool #MA7419 3.00% 2051[4]	27,567	28,892
Government National Mortgage Assn. Pool #892950 1.272% 2060[3,4]	791	813
Government National Mortgage Assn. Pool #710077 4.70% 2061[4]	22	23
Government National Mortgage Assn. Pool #756695 4.70% 2061[4]	4	5
Government National Mortgage Assn. Pool #710074 4.72% 2061[4]	2	3
Government National Mortgage Assn. Pool #765151 4.785% 2061[4]	13	14
Government National Mortgage Assn. Pool #751409 4.95% 2061[4]	1	1
Government National Mortgage Assn. Pool #756715 4.39% 2062[4]	27	28
Government National Mortgage Assn. Pool #767610 4.626% 2062[4]	1	1
Government National Mortgage Assn. Pool #759735 4.751% 2062[4]	1	1
Government National Mortgage Assn. Pool #795471 5.107% 2062[4]	1	1
Government National Mortgage Assn. Pool #894475 2.323% 2063[3,4]	2,027	2,121
Government National Mortgage Assn. Pool #767641 4.45% 2063[4]	1	1
Government National Mortgage Assn. Pool #795533 4.815% 2063[4]	1	2
Government National Mortgage Assn. Pool #AG8149 0.707% 2064[3,4]	241	245
Government National Mortgage Assn. Pool #AG8156 1.177% 2064[3,4]	285	291
Government National Mortgage Assn. Pool #894482 2.313% 2064[3,4]	2,768	2,889
Government National Mortgage Assn. Pool #AG8194 4.454% 2064[4]	23	25
Government National Mortgage Assn. Pool #AG8068 4.815% 2064[4]	7	7
Government National Mortgage Assn. Pool #AG8150 4.902% 2064[4]	3	3
Government National Mortgage Assn. Pool #AG8189 5.14% 2064[4]	4	5
Government National Mortgage Assn. Pool #AG8155 5.147% 2064[4]	5	5
Government National Mortgage Assn. Pool #AG8171 5.218% 2064[4]	1	1
Government National Mortgage Assn. Pool #AA7554 6.64% 2064[4]	106	110
Government National Mortgage Assn. Pool #AL7438 4.513% 2065[4]	4	4
Government National Mortgage Assn., Series 2003-46, Class NB, 5.00% 2033[4]	222	237
Government National Mortgage Assn., Series 2010-H23, Class PT, 5.50% 2060[3,4]	285	292

U.S. Government Securities Fund	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)
Mortgage-backed obligations (continued)
Federal agency mortgage-backed obligations (continued)
Government National Mortgage Assn., Series 2011-H02, Class BI, interest only, 0.037% 2061[3,4]	$474	$4
Government National Mortgage Assn., Series 2012-H23, Class FI, interest only, 0.552% 2062[3,4]	165	2
Government National Mortgage Assn., Series 2012-H12, Class FT, (1-year CMT Weekly Rate + 0.70%) 0.78% 2062[3,4]	1,046	1,043
Government National Mortgage Assn., Series 2012-H20, Class PT, 0.873% 2062[3,4]	1,641	1,640
Uniform Mortgage-Backed Security 1.50% 2036[4,7]	121,060	123,006
Uniform Mortgage-Backed Security 2.00% 2036[4,7]	255,132	263,203
Uniform Mortgage-Backed Security 2.00% 2036[4,7]	70,162	72,606
Uniform Mortgage-Backed Security 2.00% 2051[4,7]	187,232	189,449
Uniform Mortgage-Backed Security 2.00% 2051[4,7]	58,922	59,536
Uniform Mortgage-Backed Security 2.50% 2051[4,7]	275,701	285,391
Uniform Mortgage-Backed Security 2.50% 2051[4,7]	186,254	193,093
Uniform Mortgage-Backed Security 3.00% 2051[4,7]	190,314	198,997
Uniform Mortgage-Backed Security 3.00% 2051[4,7]	11,340	11,863
Uniform Mortgage-Backed Security 3.50% 2051[4,7]	12,717	13,455
Uniform Mortgage-Backed Security 4.00% 2051[4,7]	34,081	36,519
Uniform Mortgage-Backed Security 4.50% 2051[4,7]	25,148	27,201
Vendee Mortgage Trust, Series 2008-1, Class GD, 5.25% 2032[4]	738	745

Total mortgage-backed obligations		3,620,181

Federal agency bonds & notes 2.79%
Export-Import Bank of the United States-Guaranteed, VCK Lease SA 2.591% 2026	1,518	1,592
Export-Import Bank of the United States-Guaranteed, Ethiopian Leasing 2012 LLC 2.646% 2026	834	875
Fannie Mae 0.625% 2025	318,800	319,929
Fannie Mae 0.75% 2027	21,700	21,394
Fannie Mae 0.875% 2030	63,500	60,712
Fannie Mae 7.125% 2030	5,000	7,308
Federal Home Loan Bank 3.375% 2023	14,160	15,064
Federal Home Loan Bank 3.25% 2028	56,500	64,692
Federal Home Loan Bank 5.50% 2036	1,000	1,493
Freddie Mac 0.375% 2023	25,000	25,117
Private Export Funding Corp. 3.55% 2024	14,300	15,371
Small Business Administration, Series 2001-20K, 5.34% 2021	12	12
Small Business Administration, Series 2001-20J, 5.76% 2021	4	4
Small Business Administration, Series 2003-20B, 4.84% 2023	130	134
Tennessee Valley Authority 0.75% 2025	13,200	13,275
Tennessee Valley Authority 2.875% 2027	5,000	5,515
Tennessee Valley Authority 4.65% 2035	4,480	5,990
Tennessee Valley Authority 5.88% 2036	3,625	5,445
Tennessee Valley Authority, Series 2008, Class A, 4.875% 2048	3,300	4,886
TVA Southaven 3.846% 2033	1,763	1,972
U.S. Agency for International Development, Iraq (State of) 2.149% 2022	16,630	16,759
U.S. Agency for International Development, Israel (State of), Class 1A, 5.50% 2023	5,000	5,536
U.S. Agency for International Development, Jordan (Kingdom of) 2.578% 2022	7,500	7,650
U.S. Agency for International Development, Jordan (Kingdom of) 3.00% 2025	3,125	3,366
U.S. Agency for International Development, Ukraine 1.471% 2021	13,970	13,966
U.S. Department of Housing and Urban Development, Series 2015-A-8, 2.45% 2022	2,000	2,042
U.S. Department of Housing and Urban Development, Series 2015-A-9, 2.80% 2023	500	524
U.S. Department of Housing and Urban Development, Series 2015-A-10, 2.85% 2024	750	803
U.S. Department of Housing and Urban Development, Series 2015-A-11, 2.95% 2025	875	937
U.S. Department of Housing and Urban Development, Series 2015-A-12, 3.10% 2026	875	939
U.S. Department of Housing and Urban Development, Series 2015-A-13, 3.15% 2027	3,850	4,132
U.S. Department of Housing and Urban Development, Series 2015-A-14, 3.25% 2028	1,250	1,344
U.S. Department of Housing and Urban Development, Series 2015-A-15, 3.35% 2029	850	915
U.S. Department of Housing and Urban Development, Series 2015-A-16, 3.50% 2030	825	883
U.S. Department of Housing and Urban Development, Series 2015-A-17, 3.55% 2031	825	884
U.S. Department of Housing and Urban Development, Series 2015-A-18, 3.60% 2032	800	858
U.S. Department of Housing and Urban Development, Series 2015-A-19, 3.65% 2033	675	725

12	U.S. Government Securities Fund

Bonds, notes & other debt instruments (continued)		Principal amount (000)	Value (000)
Federal agency bonds & notes (continued)
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.49% 2029		$1,989	$2,203
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.82% 2032		1,446	1,663
U.S. Government-Guaranteed Certificates of Participation, Overseas Private Investment Corp. 3.938% 2032		1,140	1,315
			638,224

Total bonds, notes & other debt instruments (cost: $18,630,375,000)			18,744,667

Short-term securities 23.61%	Weighted average yield at acquisition
U.S. Treasury bills 18.73%
U.S. Treasury 9/2/2021	0.020%	59,200	59,200
U.S. Treasury 9/7/2021	0.047	50,000	50,000
U.S. Treasury 9/9/2021	0.022	192,900	192,898
U.S. Treasury 9/14/2021	0.015	173,200	173,198
U.S. Treasury 9/16/2021	0.018	75,000	74,999
U.S. Treasury 9/21/2021	0.016	339,700	339,692
U.S. Treasury 9/23/2021	0.011	61,100	61,099
U.S. Treasury 9/28/2021	0.021	108,900	108,897
U.S. Treasury 9/30/2021	0.028	200,000	199,994
U.S. Treasury 10/5/2021	0.047	197,300	197,293
U.S. Treasury 10/7/2021	0.026	162,100	162,094
U.S. Treasury 10/14/2021	0.017	85,100	85,096
U.S. Treasury 10/19/2021	0.050	126,400	126,399
U.S. Treasury 10/21/2021	0.028	289,500	289,481
U.S. Treasury 11/4/2021	0.041	42,200	42,196
U.S. Treasury 11/12/2021	0.012	250,000	249,972
U.S. Treasury 11/16/2021	0.047	100,000	99,995
U.S. Treasury 11/18/2021	0.020	177,700	177,683
U.S. Treasury 11/26/2021	0.050	125,400	125,388
U.S. Treasury 12/2/2021	0.050	163,700	163,682
U.S. Treasury 12/7/2021	0.048	40,000	39,998
U.S. Treasury 12/16/2021	0.050	21,900	21,897
U.S. Treasury 12/23/2021	0.050	87,000	86,988
U.S. Treasury 12/30/2021	0.050	159,300	159,272
U.S. Treasury 1/27/2022	0.047	175,000	174,968
U.S. Treasury 2/3/2022	0.048	550,000	549,893
U.S. Treasury 2/10/2022	0.049	188,160	188,126
U.S. Treasury 2/24/2022	0.047	33,600	33,592
U.S. Treasury 3/3/2022	0.050	50,000	49,986
			4,283,976

Federal agency bills & notes 4.40%
Fannie Mae 9/8/2021	0.025	25,000	25,000
Federal Farm Credit Banks 9/10/2021	0.030	10,000	10,000
Federal Farm Credit Banks 10/25/2021	0.030	11,400	11,399
Federal Farm Credit Banks 11/17/2021	0.040	20,000	19,996
Federal Farm Credit Banks 12/8/2021	0.060	50,000	49,989
Federal Farm Credit Banks 4/6/2022	0.050	15,000	14,991
Federal Farm Credit Banks 4/11/2022	0.050	27,000	26,985
Federal Farm Credit Banks 6/7/2022	0.060	95,000	94,925
Federal Home Loan Bank 9/1/2021	0.018	42,000	42,000
Federal Home Loan Bank 9/3/2021	0.020	126,600	126,600
Federal Home Loan Bank 9/8/2021	0.020	100,000	100,000
Federal Home Loan Bank 9/22/2021	0.043	125,000	124,997
Federal Home Loan Bank 9/29/2021	0.041	50,000	49,998
Federal Home Loan Bank 10/1/2021	0.040	36,200	36,198
Federal Home Loan Bank 10/6/2021	0.045	30,000	29,998
Federal Home Loan Bank 11/5/2021	0.044	26,000	25,997

U.S. Government Securities Fund	13

Short-term securities (continued)	Weighted average yield at acquisition	Principal amount (000)	Value (000)
Federal agency bills & notes (continued)
Federal Home Loan Bank 11/10/2021	0.043%	$100,000	$99,987
Federal Home Loan Bank 11/12/2021	0.044	15,000	14,998
Federal Home Loan Bank 11/19/2021	0.043	20,000	19,997
Federal Home Loan Bank 12/22/2021	0.049	48,000	47,990
Federal Home Loan Bank 1/28/2022	0.048	10,000	9,997
Tennessee Valley Authority 9/8/2021	0.040	25,000	25,000

Total federal agency bills & notes			1,007,042

Commercial paper 0.48%
Chevron Corp. 9/20/2021[6]	0.050	20,000	19,999
Crédit Agricole Corporate and Investment Bank, New York Branch 9/1/2021	0.040	89,600	89,600
			109,599

Total short-term securities (cost: $5,400,692,000)			5,400,617
Total investment securities 105.58% (cost: $24,031,067,000)			24,145,284
Other assets less liabilities (5.58%)			(1,276,518)

Net assets 100.00%			$22,868,766

Futures contracts

		Number of		Notional amount [8]	Value at 8/31/2021 [9]	Unrealized appreciation (depreciation) at 8/31/2021
Contracts	Type	contracts	Expiration	(000)	(000)	(000)
90 Day Euro Dollar Futures	Long	1,438	March 2022	$359,500	$358,979	$15
90 Day Euro Dollar Futures	Short	1,438	September 2022	(359,500)	(358,511)	(38)
90 Day Euro Dollar Futures	Short	10,882	December 2022	(2,720,500)	(2,709,074)	806
90 Day Euro Dollar Futures	Long	26,251	September 2023	6,562,750	6,506,967	698
90 Day Euro Dollar Futures	Short	21,918	December 2023	(5,479,500)	(5,426,623)	(1,405)
90 Day Euro Dollar Futures	Short	24,115	December 2024	(6,028,750)	(5,948,869)	(18,871)
2 Year U.S. Treasury Note Futures	Long	622	December 2021	124,400	137,044	94
5 Year U.S. Treasury Note Futures	Short	13,449	December 2021	(1,344,900)	(1,663,893)	(4,275)
10 Year U.S. Treasury Note Futures	Long	1,474	December 2021	147,400	196,710	(29)
10 Year Ultra U.S. Treasury Note Futures	Short	10,931	December 2021	(1,093,100)	(1,617,959)	(782)
20 Year U.S. Treasury Bond Futures	Long	3,827	December 2021	382,700	623,681	(2,036)
30 Year Ultra U.S. Treasury Bond Futures	Long	1,733	December 2021	173,300	341,888	1,499
						$(24,324)

Swap contracts

Interest rate swaps

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 8/31/2021 (000)
2.5775%	U.S. EFFR	7/16/2022	$694,646	$15,397	$—	$15,397
U.S. EFFR	0.1525%	7/27/2022	11,825,000	(705)	—	(705)
1.2525%	U.S. EFFR	2/14/2023	586,311	9,719	—	9,719
3-month USD-LIBOR	1.495%	11/10/2023	115,000	(2,901)	—	(2,901)
U.S. EFFR	2.4325%	12/21/2023	94,000	(4,766)	—	(4,766)
0.2405%	U.S. EFFR	3/1/2024	467,500	(588)	—	(588)
U.S. EFFR	0.11%	5/18/2024	718,900	3,703	—	3,703
U.S. EFFR	0.126%	6/25/2025	148,100	2,221	—	2,221
U.S. EFFR	0.1275%	6/25/2025	148,100	2,212	—	2,212

14	U.S. Government Securities Fund

Swap contracts (continued)

Interest rate swaps (continued)

Receive	Pay	Expiration date	Notional (000)	Value at 8/31/2021 (000)	Upfront premium received (000)	Unrealized appreciation (depreciation) at 8/31/2021 (000)
U.S. EFFR	0.106%	6/30/2025	$165,373	$2,629	$—	$2,629
3-month USD-LIBOR	1.867%	7/11/2025	199,200	(6,093)	—	(6,093)
2.91%	3-month USD-LIBOR	2/1/2028	60,800	4,846	—	4,846
2.908%	3-month USD-LIBOR	2/1/2028	60,700	4,832	—	4,832
2.925%	3-month USD-LIBOR	2/1/2028	48,600	3,909	—	3,909
2.92%	3-month USD-LIBOR	2/2/2028	45,900	3,679	—	3,679
U.S. EFFR	2.32625%	4/18/2029	60,500	(6,256)	—	(6,256)
U.S. EFFR	0.5385%	3/26/2030	233,200	9,418	—	9,418
0.913%	3-month USD-LIBOR	6/9/2030	235,000	(6,491)	—	(6,491)
U.S. EFFR	0.666%	11/19/2030	111,300	3,960	—	3,960
3-month USD-LIBOR	2.986%	2/1/2038	29,200	(2,668)	—	(2,668)
3-month USD-LIBOR	2.9625%	2/1/2038	36,300	(3,242)	—	(3,242)
3-month USD-LIBOR	2.963%	2/1/2038	36,300	(3,244)	—	(3,244)
0.833%	3-month USD-LIBOR	4/3/2040	21,600	(2,767)	—	(2,767)
3-month USD-LIBOR	0.81%	7/28/2045	242,600	41,753	(144)	41,897
3-month USD-LIBOR	0.811%	7/27/2050	411,000	83,789	—	83,789
					$(144)	$152,490

[1]	Index-linked bond whose principal amount moves with a government price index.
[2]	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $143,079,000, which represented .63% of the net assets of the fund.
[3]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available.
[4]	Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
[5]	Amount less than one thousand.
[6]	Acquired in a transaction exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $20,158,000, which represented .09% of the net assets of the fund.
[7]	Purchased on a TBA basis.
[8]	Notional amount is calculated based on the number of contracts and notional contract size.
[9]	Value is calculated based on the notional amount and current market price.

Key to abbreviations and symbol

CMT = Constant Maturity Treasury

EFFR = Effective Federal Funds Rate

LIBOR = London Interbank Offered Rate

TBA = To-be-announced

USD/$ = U.S. dollars

See notes to financial statements.

U.S. Government Securities Fund	15

Financial statements

Statement of assets and liabilities at August 31, 2021	(dollars in thousands)

Assets:
Investment securities in unaffiliated issuers, at value (cost: $24,031,067)		$24,145,284
Cash		448,610
Receivables for:
Sales of investments	$2,478,713
Sales of fund’s shares	27,835
Interest	38,315
Variation margin on futures contracts	3,713
Variation margin on swap contracts	3,856	2,552,432
		27,146,326
Liabilities:
Payables for:
Purchases of investments	4,255,366
Repurchases of fund’s shares	10,764
Dividends on fund’s shares	420
Investment advisory services	3,710
Services provided by related parties	2,364
Trustees’ deferred compensation	312
Variation margin on futures contracts	4,029
Variation margin on swap contracts	559
Other	36	4,277,560
Net assets at August 31, 2021		$22,868,766

Net assets consist of:
Capital paid in on shares of beneficial interest		$22,702,769
Total distributable earnings		165,997
Net assets at August 31, 2021		$22,868,766

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (1,609,063 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$4,038,017	284,085	$14.21
Class C	175,465	12,405	14.14
Class T	10	1	14.21
Class F-1	142,295	10,013	14.21
Class F-2	865,498	60,888	14.21
Class F-3	718,159	50,520	14.22
Class 529-A	216,257	15,214	14.21
Class 529-C	14,461	1,024	14.12
Class 529-E	12,104	852	14.21
Class 529-T	12	1	14.21
Class 529-F-1	10	1	14.21
Class 529-F-2	26,903	1,892	14.22
Class 529-F-3	10	1	14.22
Class R-1	10,439	737	14.15
Class R-2	106,497	7,528	14.15
Class R-2E	12,063	849	14.21
Class R-3	136,605	9,614	14.21
Class R-4	128,711	9,054	14.22
Class R-5E	40,454	2,847	14.21
Class R-5	63,933	4,497	14.22
Class R-6	16,160,863	1,137,040	14.21

See notes to financial statements.

16	U.S. Government Securities Fund

Financial statements (continued)

Statement of operations for the year ended August 31, 2021	(dollars in thousands)

Investment income:
Income:
Interest		$270,055
Fees and expenses*:
Investment advisory services	$37,436
Distribution services	17,857
Transfer agent services	7,492
Administrative services	6,410
Reports to shareholders	341
Registration statement and prospectus	889
Trustees’ compensation	153
Auditing and legal	128
Custodian	48
Other	215
Total fees and expenses before waiver/reimbursement	70,969
Less waiver/reimbursement of fees and expenses:
Investment advisory services waiver	19
Transfer agent services reimbursement	— †
Total fees and expenses after waiver/reimbursement		70,950
Net investment income		199,105

Net realized gain and unrealized depreciation:
Net realized (loss) gain on:
Investments in unaffiliated issuers	(61,865)
Futures contracts	85,482
Swap contracts	10,863	34,480
Net unrealized (depreciation) appreciation on:
Investments in unaffiliated issuers	(301,264)
Futures contracts	(18,251)
Swap contracts	85,535	(233,980)
Net realized gain and unrealized depreciation		(199,500)

Net decrease in net assets resulting from operations		$(395)

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.
†	Amount less than one thousand.

Statements of changes in net assets	(dollars in thousands)

	Year ended August 31,
	2021	2020
Operations:
Net investment income	$199,105	$202,688
Net realized gain	34,480	1,029,091
Net unrealized (depreciation) appreciation	(233,980)	260,557
Net (decrease) increase in net assets resulting from operations	(395)	1,492,336

Distributions paid or accrued to shareholders	(1,047,270)	(442,504)

Net capital share transactions	4,716,292	3,232,909

Total increase in net assets	3,668,627	4,282,741

Net assets:
Beginning of year	19,200,139	14,917,398
End of year	$22,868,766	$19,200,139

See notes to financial statements.

U.S. Government Securities Fund	17

Notes to financial statements

1. Organization

The American Funds Income Series (the “trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company and has initially issued one series of shares, U.S. Government Securities Fund (the “fund”). The fund seeks to provide a high level of current income consistent with prudent investment risk and preservation of capital.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Cash — Cash may include amounts held in an interest bearing deposit facility.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

18	U.S. Government Securities Fund

Distributions paid or accrued to shareholders — Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Fixed-income securities, including short-term securities, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or deemed to be not representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Interest rate swaps are generally valued by pricing vendors based on market inputs that include the index and term of index, reset frequency, payer/receiver, currency and pay frequency.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by authority of the fund’s board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues.

U.S. Government Securities Fund	19

The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of August 31, 2021 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Bonds, notes & other debt instruments:
U.S. Treasury bonds & notes	$—	$14,486,262	$—	$14,486,262
Mortgage-backed obligations	—	3,620,181	—	3,620,181
Federal agency bonds & notes	—	638,224	—	638,224
Short-term securities	—	5,400,617	—	5,400,617
Total	$—	$24,145,284	$—	$24,145,284

	Other investments*
	Level 1	Level 2	Level 3	Total
Assets:
Unrealized appreciation on futures contracts	$3,112	$—	$—	$3,112
Unrealized appreciation on interest rate swaps	—	192,211	—	192,211
Liabilities:
Unrealized depreciation on futures contracts	(27,436)	—	—	(27,436)
Unrealized depreciation on interest rate swaps	—	(39,721)	—	(39,721)
Total	$(24,324)	$152,490	$—	$128,166

*	Futures contracts and interest rate swaps are not included in the fund’s investment portfolio.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease) and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

20	U.S. Government Securities Fund

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives.

Investing in debt instruments — The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit ratings of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. A general rise in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund failing to recoup the full amount of its initial investment and having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The fund’s investment adviser relies on its own credit analysts to research issuers and issues in seeking to assess credit and default risks.

Investing in securities backed by the U.S. government — Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Investing in mortgage-related and other asset-backed securities — Mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks.

Investing in future delivery contracts — The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in inflation-linked bonds — The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates — i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

U.S. Government Securities Fund	21

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Investing in derivatives — The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may expose the fund to losses in excess of its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds — The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls — The fund has entered into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Futures contracts — The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM”), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. In addition, the fund segregates liquid assets equivalent to the fund’s outstanding obligations under the contract in excess of the initial margin and variation margin, if any. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $13,944,707,000.

Interest rate swaps — The fund has entered into interest rate swap contracts, which are agreements to exchange one stream of future interest payments for another based on a specified notional amount. Typically, interest rate swaps exchange a fixed interest rate for a payment that floats relative to a benchmark or vice versa. The fund’s investment adviser uses interest rate swaps to seek to manage the interest rate sensitivity of the fund by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio. Risks may arise as a result of the fund’s investment adviser incorrectly anticipating changes in interest rates, increased volatility, reduced liquidity and the potential inability of counterparties to meet the terms of their agreements.

22	U.S. Government Securities Fund

Upon entering into an interest rate swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular interest rate swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, the fund’s investment adviser records daily interest accruals related to the exchange of future payments as a receivable and payable in the fund’s statement of assets and liabilities. The fund also pays or receives a variation margin based on the increase or decrease in the value of the interest rate swaps, including accrued interest, and records variation margin on interest rate swaps in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the interest rate swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from interest rate swaps are recorded in the fund’s statement of operations. The average month-end notional amount of interest rate swaps while held was $8,055,417,000.

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and interest rate swaps as of, or for the year ended, August 31, 2021 (dollars in thousands):

		Assets		Liabilities
Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value
Futures	Interest	Unrealized appreciation*	$3,112	Unrealized depreciation*	$27,436
Swap	Interest	Unrealized appreciation*	192,211	Unrealized depreciation*	39,721
			$195,323		$67,157

		Net realized gain		Net unrealized (depreciation) appreciation
Contracts	Risk type	Location on statement of operations	Value	Location on statement of operations	Value
Futures	Interest	Net realized gain on futures contracts	$85,482	Net unrealized depreciation on futures contracts	$(18,251)
Swap	Interest	Net realized gain on swap contracts	10,863	Net unrealized appreciation on swap contracts	85,535
			$96,345		$67,284

*	Includes cumulative appreciation/depreciation on futures contracts and interest rate swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral — The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, interest rate swaps and future delivery contracts. For futures contracts and interest rate swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended August 31, 2021, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

U.S. Government Securities Fund	23

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; deferred expenses; cost of investments sold; paydowns on fixed-income securities; amortization of premiums and discounts and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended August 31, 2021, the fund reclassified $608,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of August 31, 2021, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$7,321
Gross unrealized appreciation on investments	521,279
Gross unrealized depreciation on investments	(272,005)
Net unrealized appreciation on investments	249,274
Cost of investments	24,024,320

Distributions paid or accrued were characterized for tax purposes as follows (dollars in thousands):

	Year ended August 31, 2021						Year ended August 31, 2020
Share class	Ordinary income		Long-term capital gains		Total distributions paid or accrued		Ordinary income		Long-term capital gains		Total distributions paid or accrued
Class A	$143,334		$63,818		$207,152		$60,720		$14,901		$75,621
Class C	5,814		3,101		8,915		2,429		918		3,347
Class T	—	*	—	*	—	*	—	*	—	*	—	*
Class F-1	9,591		4,722		14,313		5,999		1,513		7,512
Class F-2	31,931		13,131		45,062		16,348		3,443		19,791
Class F-3	24,445		9,161		33,606		10,700		1,993		12,693
Class 529-A	7,820		3,454		11,274		3,465		851		4,316
Class 529-C	480		255		735		368		144		512
Class 529-E	423		201		624		186		52		238
Class 529-T	—	*	—	*	—	*	—	*	—	*	—	*
Class 529-F-1	46		—	*	46		488		103		591
Class 529-F-2†	941		405		1,346
Class 529-F-3†	—	*	—	*	—	*
Class R-1	252		128		380		106		41		147
Class R-2	3,269		1,734		5,003		1,345		510		1,855
Class R-2E	400		202		602		122		38		160
Class R-3	4,562		2,206		6,768		2,030		581		2,611
Class R-4	5,641		2,518		8,159		2,934		713		3,647
Class R-5E	730		268		998		176		27		203
Class R-5	2,389		958		3,347		1,421		330		1,751
Class R-6	506,447		192,493		698,940		251,748		55,761		307,509
Total	$748,515		$298,755		$1,047,270		$360,585		$81,919		$442,504

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

24	U.S. Government Securities Fund

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.130% on such assets in excess of $15 billion. On March 10, 2021, the fund’s board of trustees approved an amended investment advisory and service agreement effective May 1, 2021, decreasing the annual rate to 0.120% on daily net assets in excess of $21 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.00% on the first $3,333,333 of the fund’s monthly gross income and decreasing to 2.00% on such income in excess of $8,333,333. CRMC waived investment advisory services fees of $19,000 in advance of the amended investment advisory agreement. CRMC does not intend to recoup this waiver. As a result, the fees shown on the fund’s statement of operations of $37,436,000 were reduced to $37,417,000, both of which were equivalent to an annualized rate of 0.175% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of August 31, 2021, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders. For the year ended August 31, 2021, CRMC reimbursed transfer agent services fees of less than $1,000 for Class 529-F-3 shares. CRMC does not intend to recoup this reimbursement.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fee is based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. The quarterly fee is based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $100 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the

U.S. Government Securities Fund	25

prior calendar quarter. The fee is included in other expenses in the fund’s statement of operations. Virginia529 is not considered a related party to the fund.

For the year ended August 31, 2021, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$12,310	$4,710		$1,287		Not applicable
Class C	2,015	215		61		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	552	356		66		Not applicable
Class F-2	Not applicable	963		261		Not applicable
Class F-3	Not applicable	15		215		Not applicable
Class 529-A	536	236		71		$142
Class 529-C	163	17		5		10
Class 529-E	68	7		4		8
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	4		1		3
Class 529-F-2†	Not applicable	24		7		14
Class 529-F-3†	Not applicable	—		—	*	—	*
Class R-1	105	8		3		Not applicable
Class R-2	872	396		35		Not applicable
Class R-2E	80	28		4		Not applicable
Class R-3	744	240		45		Not applicable
Class R-4	412	170		49		Not applicable
Class R-5E	Not applicable	31		7		Not applicable
Class R-5	Not applicable	36		20		Not applicable
Class R-6	Not applicable	36		4,269		Not applicable
Total class-specific expenses	$17,857	$7,492		$6,410		$177

*	Amount less than one thousand.
†	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $153,000 in the fund’s statement of operations reflects $84,000 in current fees (either paid in cash or deferred) and a net increase of $69,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Security transactions with related funds — The fund may purchase securities from, or sell securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. When such transactions occur, each transaction is executed at the current market price of the security and no brokerage commissions or fees are paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended August 31, 2021, the fund did not engage in any such purchase or sale transactions with any related funds.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended August 31, 2021.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future

26	U.S. Government Securities Fund

claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestments of distributions				Repurchases[1]		Net (decrease) increase
Share class	Amount	Shares	Amount		Shares		Amount	Shares	Amount	Shares

Year ended August 31, 2021

Class A	$1,190,903	81,807	$205,077		14,264		$(1,439,157)	(100,305)	$(43,177)	(4,234)
Class C	66,892	4,608	8,849		618		(101,994)	(7,137)	(26,253)	(1,911)
Class T	—	—	—		—		—	—	—	—
Class F-1	86,312	5,912	14,036		975		(257,972)	(17,977)	(157,624)	(11,090)
Class F-2	549,616	37,862	43,567		3,030		(525,182)	(36,471)	68,001	4,421
Class F-3	520,229	36,039	32,585		2,268		(429,033)	(29,855)	123,781	8,452
Class 529-A	52,334	3,614	11,250		783		(80,544)	(5,605)	(16,960)	(1,208)
Class 529-C	4,786	332	735		51		(8,501)	(594)	(2,980)	(211)
Class 529-E	3,030	209	623		44		(4,940)	(345)	(1,287)	(92)
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	2,216	148	21		2		(29,969)	(2,012)	(27,732)	(1,862)
Class 529-F-2[3]	35,706	2,416	1,343		93		(8,851)	(617)	28,198	1,892
Class 529-F-3[3]	10	1	—	[2]	—	[2]	—	—	10	1
Class R-1	6,154	430	380		26		(4,765)	(335)	1,769	121
Class R-2	34,658	2,399	4,993		348		(55,130)	(3,833)	(15,479)	(1,086)
Class R-2E	9,959	679	602		42		(9,402)	(652)	1,159	69
Class R-3	66,698	4,600	6,753		470		(87,503)	(6,069)	(14,052)	(999)
Class R-4	60,849	4,193	8,122		565		(110,296)	(7,693)	(41,325)	(2,935)
Class R-5E	38,493	2,698	989		69		(14,123)	(984)	25,359	1,783
Class R-5	30,952	2,133	3,324		231		(34,436)	(2,387)	(160)	(23)
Class R-6	4,970,883	344,121	698,825		48,645		(854,664)	(59,127)	4,815,044	333,639
Total net increase (decrease)	$7,730,680	534,201	$1,042,074		72,524		$(4,056,462)	(281,998)	$4,716,292	324,727

Year ended August 31, 2020

Class A	$2,137,681	146,790	$74,587		5,267		$(946,034)	(65,001)	$1,266,234	87,056
Class C	129,059	8,889	3,317		237		(117,387)	(8,048)	14,989	1,078
Class T	—	—	—		—		—	—	—	—
Class F-1	117,320	8,091	7,440		527		(122,228)	(8,348)	2,532	270
Class F-2	846,420	58,012	19,135		1,348		(705,425)	(48,033)	160,130	11,327
Class F-3	570,971	38,970	12,100		849		(352,471)	(23,930)	230,600	15,889
Class 529-A	119,334	8,194	4,305		304		(49,973)	(3,448)	73,666	5,050
Class 529-C	14,054	974	511		36		(27,111)	(1,849)	(12,546)	(839)
Class 529-E	6,432	445	237		17		(2,704)	(187)	3,965	275
Class 529-T	—	—	—	[2]	—	[2]	—	—	— [2]	— [2]
Class 529-F-1	12,631	873	586		41		(7,860)	(550)	5,357	364
Class R-1	3,125	215	146		10		(3,867)	(272)	(596)	(47)
Class R-2	77,240	5,337	1,842		132		(59,487)	(4,120)	19,595	1,349
Class R-2E	8,730	605	160		11		(4,053)	(278)	4,837	338
Class R-3	99,536	6,844	2,595		184		(67,637)	(4,661)	34,494	2,367
Class R-4	95,377	6,552	3,639		257		(74,799)	(5,186)	24,217	1,623
Class R-5E	16,829	1,158	201		14		(6,011)	(412)	11,019	760
Class R-5	44,162	3,033	1,757		124		(44,266)	(3,082)	1,653	75
Class R-6	4,757,469	327,243	307,337		21,699		(3,672,043)	(249,905)	1,392,763	99,037
Total net increase (decrease)	$9,056,370	622,225	$439,895		31,057		$(6,263,356)	(427,310)	$3,232,909	225,972

[1]	Includes exchanges between share classes of the fund.
[2]	Amount less than one thousand.
[3]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.

U.S. Government Securities Fund	27

10. Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $90,303,701,000 and $97,741,922,000, respectively, during the year ended August 31, 2021.

11. Ownership concentration

At August 31, 2021, two shareholders held more than 10% of the fund’s outstanding shares. The two shareholders were American Funds 2030 Target Date Retirement Fund and American Funds 2035 Target Date Retirement Fund, with aggregate ownership of the fund’s outstanding shares of 11% and 11%, respectively. CRMC is the investment adviser to the two target date retirement funds.

28	U.S. Government Securities Fund

Financial highlights

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class A:
8/31/2021	$14.95	$.09	$(.15)	$(.06)	$(.12)	$(.56)	$(.68)	$14.21	(.37)%	$4,038		.61%		.61%		.61%
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.61	4,311		.65		.65		.87
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.38	2,837		.66		.66		1.77
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.15)	2,544		.64		.64		1.58
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.86	2,778		.63		.63		1.08
Class C:
8/31/2021	14.90	(.02)	(.13)	(.15)	(.05)	(.56)	(.61)	14.14	(1.11)	176		1.31		1.31		(.11)
8/31/2020	14.06	.03	1.06	1.09	(.10)	(.15)	(.25)	14.90	7.95	213		1.34		1.34		.20
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.53	186		1.41		1.41		1.01
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.91)	201		1.42		1.42		.80
8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.11	257		1.42		1.42		.29
Class T:
8/31/2021	14.95	.13	(.15)	(.02)	(.16)	(.56)	(.72)	14.21	(.11)[4]	—	[5]	.35	[4]	.35	[4]	.89	[4]
8/31/2020	14.09	.18	1.06	1.24	(.23)	(.15)	(.38)	14.95	8.99 [4]	—	[5]	.37	[4]	.37	[4]	1.21	[4]
8/31/2019	13.37	.27	.74	1.01	(.29)	—	(.29)	14.09	7.64 [4]	—	[5]	.42	[4]	.42	[4]	2.01	[4]
8/31/2018	13.89	.24	(.52)	(.28)	(.24)	—	(.24)	13.37	(1.99)[4]	—	[5]	.42	[4]	.42	[4]	1.81	[4]
8/31/2017[6,7]	13.71	.08	.18	.26	(.08)	—	(.08)	13.89	1.90 [4,8]	—	[5]	.16	[4,8]	.16	[4,8]	.59	[4,8]
Class F-1:
8/31/2021	14.95	.07	(.13)	(.06)	(.12)	(.56)	(.68)	14.21	(.38)	142		.62		.62		.46
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.65	315		.61		.61		.96
8/31/2019	13.37	.24	.75	.99	(.26)	—	(.26)	14.10	7.39	294		.65		.65		1.78
8/31/2018	13.89	.21	(.52)	(.31)	(.21)	—	(.21)	13.37	(2.17)	279		.66		.66		1.59
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.84	211		.66		.66		1.05
Class F-2:
8/31/2021	14.95	.13	(.14)	(.01)	(.17)	(.56)	(.73)	14.21	(.09)	866		.32		.32		.91
8/31/2020	14.10	.17	1.07	1.24	(.24)	(.15)	(.39)	14.95	8.95	844		.34		.34		1.20
8/31/2019	13.38	.28	.73	1.01	(.29)	—	(.29)	14.10	7.68	636		.38		.38		2.06
8/31/2018	13.89	.25	(.51)	(.26)	(.25)	—	(.25)	13.38	(1.90)	386		.39		.39		1.87
8/31/2017	14.10	.18	(.03)	.15	(.19)	(.17)	(.36)	13.89	1.11	257		.39		.39		1.33
Class F-3:
8/31/2021	14.95	.15	(.14)	.01	(.18)	(.56)	(.74)	14.22	.02	718		.21		.21		1.05
8/31/2020	14.10	.18	1.07	1.25	(.25)	(.15)	(.40)	14.95	9.06	629		.23		.23		1.26
8/31/2019	13.38	.30	.73	1.03	(.31)	—	(.31)	14.10	7.79	369		.27		.27		2.17
8/31/2018	13.89	.27	(.52)	(.25)	(.26)	—	(.26)	13.38	(1.79)	197		.28		.28		1.98
8/31/2017[6,9]	13.66	.13	.23	.36	(.13)	—	(.13)	13.89	2.66 [8]	114		.28	[10]	.28	[10]	1.64	[10]
Class 529-A:
8/31/2021	14.95	.09	(.14)	(.05)	(.13)	(.56)	(.69)	14.21	(.36)	216		.60		.60		.62
8/31/2020	14.10	.13	1.06	1.19	(.19)	(.15)	(.34)	14.95	8.63	246		.63		.63		.89
8/31/2019	13.37	.24	.74	.98	(.25)	—	(.25)	14.10	7.33	160		.70		.70		1.73
8/31/2018	13.89	.21	(.53)	(.32)	(.20)	—	(.20)	13.37	(2.21)	135		.70		.70		1.53
8/31/2017	14.10	.14	(.04)	.10	(.14)	(.17)	(.31)	13.89	.81	135		.69		.69		1.03

See end of table for footnotes.

U.S. Government Securities Fund	29

Financial highlights (continued)

		(Loss) income from investment operations[1]				Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)		Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments		Ratio of expenses to average net assets after reimburse- ments[3]		Ratio of net income (loss) to average net assets[3]
Class 529-C:
8/31/2021	$14.89	$(.02)		$(.14)	$(.16)	$(.05)	$(.56)	$(.61)	$14.12	(1.10)%	$14		1.34%		1.34%		(.14)%
8/31/2020	14.05	.03		1.06	1.09	(.10)	(.15)	(.25)	14.89	7.87	18		1.37		1.37		.23
8/31/2019	13.33	.13		.74	.87	(.15)	—	(.15)	14.05	6.59	29		1.42		1.42		1.00
8/31/2018	13.84	.10		(.51)	(.41)	(.10)	—	(.10)	13.33	(2.94)	32		1.45		1.45		.76
8/31/2017	14.06	.04		(.04)	— [11]	(.05)	(.17)	(.22)	13.84	.02	49		1.46		1.46		.25
Class 529-E:
8/31/2021	14.95	.06		(.15)	(.09)	(.09)	(.56)	(.65)	14.21	(.58)	12		.82		.82		.39
8/31/2020	14.10	.10		1.06	1.16	(.16)	(.15)	(.31)	14.95	8.40	14		.85		.85		.68
8/31/2019	13.37	.21		.74	.95	(.22)	—	(.22)	14.10	7.11	10		.91		.91		1.52
8/31/2018	13.89	.18		(.53)	(.35)	(.17)	—	(.17)	13.37	(2.42)	8		.92		.92		1.30
8/31/2017	14.10	.11		(.04)	.07	(.11)	(.17)	(.28)	13.89	.58	9		.92		.92		.79
Class 529-T:
8/31/2021	14.95	.12		(.15)	(.03)	(.15)	(.56)	(.71)	14.21	(.16)[4]	—	[5]	.40	[4]	.40	[4]	.84	[4]
8/31/2020	14.09	.17		1.06	1.23	(.22)	(.15)	(.37)	14.95	8.93 [4]	—	[5]	.43	[4]	.43	[4]	1.15	[4]
8/31/2019	13.37	.26		.74	1.00	(.28)	—	(.28)	14.09	7.57 [4]	—	[5]	.48	[4]	.48	[4]	1.95	[4]
8/31/2018	13.89	.23		(.52)	(.29)	(.23)	—	(.23)	13.37	(2.06)[4]	—	[5]	.49	[4]	.49	[4]	1.74	[4]
8/31/2017[6,7]	13.71	.08		.18	.26	(.08)	—	(.08)	13.89	1.87 [4,8]	—	[5]	.19	[4,8]	.19	[4,8]	.56	[4,8]
Class 529-F-1:
8/31/2021	14.95	.08		(.11)	(.03)	(.15)	(.56)	(.71)	14.21	(.17)[4]	—	[5]	.35	[4]	.35	[4]	.52	[4]
8/31/2020	14.10	.16		1.07	1.23	(.23)	(.15)	(.38)	14.95	8.87	28		.40		.40		1.14
8/31/2019	13.37	.27		.74	1.01	(.28)	—	(.28)	14.10	7.58	21		.46		.46		1.97
8/31/2018	13.89	.24		(.53)	(.29)	(.23)	—	(.23)	13.37	(1.98)	15		.47		.47		1.77
8/31/2017	14.10	.17		(.03)	.14	(.18)	(.17)	(.35)	13.89	1.03	13		.47		.47		1.25
Class 529-F-2:
8/31/2021[6,12]	14.89	.11		(.09)	.02	(.13)	(.56)	(.69)	14.22	.18 [8]	27		.38	[10]	.38	[10]	.94	[10]
Class 529-F-3:
8/31/2021[6,12]	14.89	.12		(.08)	.04	(.15)	(.56)	(.71)	14.22	.25 [8]	—	[5]	.36	[10]	.29	[10]	1.04	[10]
Class R-1:
8/31/2021	14.91	—	[11]	(.15)	(.15)	(.05)	(.56)	(.61)	14.15	(1.02)	10		1.28		1.28		(.01)
8/31/2020	14.07	.04		1.05	1.09	(.10)	(.15)	(.25)	14.91	7.87	9		1.34		1.34		.26
8/31/2019	13.35	.14		.74	.88	(.16)	—	(.16)	14.07	6.63	10		1.38		1.38		1.05
8/31/2018	13.86	.11		(.51)	(.40)	(.11)	—	(.11)	13.35	(2.89)	8		1.40		1.40		.82
8/31/2017	14.08	.04		(.04)	— [11]	(.05)	(.17)	(.22)	13.86	.06	9		1.41		1.41		.29

See end of table for footnotes.

30	U.S. Government Securities Fund

Financial highlights (continued)

		(Loss) income from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net (losses) gains on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return[2,3]	Net assets, end of period (in millions)		Ratio of expenses to average net assets before reimburse- ments	Ratio of expenses to average net assets after reimburse- ments[3]	Ratio of net income (loss) to average net assets[3]
Class R-2:
8/31/2021	$14.91	$(.01)	$(.14)	$(.15)	$(.05)	$(.56)	$(.61)	$14.15	(1.04)%	$107		1.30%	1.30%	(.09)%
8/31/2020	14.06	.03	1.07	1.10	(.10)	(.15)	(.25)	14.91	7.97	128		1.32	1.32	.23
8/31/2019	13.34	.14	.74	.88	(.16)	—	(.16)	14.06	6.57	102		1.36	1.36	1.06
8/31/2018	13.86	.11	(.52)	(.41)	(.11)	—	(.11)	13.34	(2.87)	99		1.37	1.37	.85
8/31/2017	14.07	.04	(.03)	.01	(.05)	(.17)	(.22)	13.86	.15	116		1.40	1.40	.31
Class R-2E:
8/31/2021	14.95	.03	(.14)	(.11)	(.07)	(.56)	(.63)	14.21	(.75)	12		1.02	1.02	.19
8/31/2020	14.10	.05	1.09	1.14	(.14)	(.15)	(.29)	14.95	8.19	12		1.04	1.04	.45
8/31/2019	13.37	.18	.75	.93	(.20)	—	(.20)	14.10	6.92	6		1.09	1.09	1.36
8/31/2018	13.89	.15	(.52)	(.37)	(.15)	—	(.15)	13.37	(2.61)	3		1.12	1.12	1.11
8/31/2017	14.10	.08	(.03)	.05	(.09)	(.17)	(.26)	13.89	.42	3		1.10	1.10	.61
Class R-3:
8/31/2021	14.95	.05	(.14)	(.09)	(.09)	(.56)	(.65)	14.21	(.62)	137		.87	.87	.34
8/31/2020	14.09	.09	1.08	1.17	(.16)	(.15)	(.31)	14.95	8.41	159		.91	.91	.63
8/31/2019	13.37	.20	.74	.94	(.22)	—	(.22)	14.09	7.00	116		.95	.95	1.47
8/31/2018	13.89	.17	(.52)	(.35)	(.17)	—	(.17)	13.37	(2.46)	119		.96	.96	1.26
8/31/2017	14.10	.11	(.04)	.07	(.11)	(.17)	(.28)	13.89	.55	145		.95	.95	.76
Class R-4:
8/31/2021	14.95	.09	(.13)	(.04)	(.13)	(.56)	(.69)	14.22	(.25)	129		.56	.56	.62
8/31/2020	14.10	.14	1.06	1.20	(.20)	(.15)	(.35)	14.95	8.69	179		.58	.58	.98
8/31/2019	13.38	.24	.74	.98	(.26)	—	(.26)	14.10	7.41	146		.62	.62	1.80
8/31/2018	13.89	.21	(.51)	(.30)	(.21)	—	(.21)	13.38	(2.13)	154		.63	.63	1.58
8/31/2017	14.10	.15	(.04)	.11	(.15)	(.17)	(.32)	13.89	.88	253		.62	.62	1.09
Class R-5E:
8/31/2021	14.95	.15	(.17)	(.02)	(.16)	(.56)	(.72)	14.21	(.12)	40		.36	.36	1.08
8/31/2020	14.09	.15	1.09	1.24	(.23)	(.15)	(.38)	14.95	8.98	16		.37	.37	1.00
8/31/2019	13.37	.28	.73	1.01	(.29)	—	(.29)	14.09	7.56	4		.42	.42	2.02
8/31/2018	13.89	.26	(.54)	(.28)	(.24)	—	(.24)	13.37	(1.91)	2		.41	.41	1.98
8/31/2017	14.10	.19	(.04)	.15	(.19)	(.17)	(.36)	13.89	1.14	—	[5]	.53	.36	1.36
Class R-5:
8/31/2021	14.95	.14	(.14)	— [11]	(.17)	(.56)	(.73)	14.22	(.03)	64		.27	.27	.96
8/31/2020	14.10	.19	1.05	1.24	(.24)	(.15)	(.39)	14.95	9.08	68		.28	.28	1.31
8/31/2019	13.38	.29	.73	1.02	(.30)	—	(.30)	14.10	7.74	63		.32	.32	2.11
8/31/2018	13.89	.26	(.52)	(.26)	(.25)	—	(.25)	13.38	(1.84)	63		.33	.33	1.90
8/31/2017	14.10	.19	(.03)	.16	(.20)	(.17)	(.37)	13.89	1.18	63		.33	.33	1.40
Class R-6:
8/31/2021	14.95	.15	(.15)	— [11]	(.18)	(.56)	(.74)	14.21	.03	16,161		.21	.21	1.07
8/31/2020	14.10	.20	1.05	1.25	(.25)	(.15)	(.40)	14.95	9.07	12,011		.23	.23	1.36
8/31/2019	13.37	.29	.75	1.04	(.31)	—	(.31)	14.10	7.80	9,928		.27	.27	2.17
8/31/2018	13.89	.27	(.53)	(.26)	(.26)	—	(.26)	13.37	(1.78)	7,867		.27	.27	1.98
8/31/2017	14.10	.20	(.04)	.16	(.20)	(.17)	(.37)	13.89	1.23	5,726		.27	.27	1.48

See end of table for footnotes.

U.S. Government Securities Fund	31

Financial highlights (continued)

	Year ended August 31,
Portfolio turnover rate for all share classes[13]	2021	2020	2019	2018	2017
Excluding mortgage dollar roll transactions	96%	133%	113%	95%	187%
Including mortgage dollar roll transactions	631%	720%	350%	383%	577%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the periods shown, CRMC reimbursed a portion of transfer agent services fees for certain share classes.
[4]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[5]	Amount less than $1 million.
[6]	Based on operations for a period that is less than a full year.
[7]	Class T and 529-T shares began investment operations on April 7, 2017.
[8]	Not annualized.
[9]	Class F-3 shares began investment operations on January 27, 2017.
[10]	Annualized.
[11]	Amount less than $.01.
[12]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[13]	Refer to Note 5 for more information on mortgage dollar rolls.

See notes to financial statements.

32	U.S. Government Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of U.S. Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of U.S. Government Securities Fund (the “Fund”), including the investment portfolio, as of August 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Costa Mesa, California
October 11, 2021

We have served as the auditor of one or more American Funds investment companies since 1956.

U.S. Government Securities Fund	33

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (March 1, 2021, through August 31, 2021).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

34	U.S. Government Securities Fund

Expense example (continued)	Beginning account value 3/1/2021	Ending account value 8/31/2021	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,011.70	$3.09	.61%
Class A – assumed 5% return	1,000.00	1,022.13	3.11	.61
Class C – actual return	1,000.00	1,008.08	6.68	1.32
Class C – assumed 5% return	1,000.00	1,018.55	6.72	1.32
Class T – actual return	1,000.00	1,012.99	1.83	.36
Class T – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class F-1 – actual return	1,000.00	1,011.58	3.30	.65
Class F-1 – assumed 5% return	1,000.00	1,021.93	3.31	.65
Class F-2 – actual return	1,000.00	1,013.12	1.67	.33
Class F-2 – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-3 – actual return	1,000.00	1,013.67	1.12	.22
Class F-3 – assumed 5% return	1,000.00	1,024.10	1.12	.22
Class 529-A – actual return	1,000.00	1,011.71	3.04	.60
Class 529-A – assumed 5% return	1,000.00	1,022.18	3.06	.60
Class 529-C – actual return	1,000.00	1,008.10	6.88	1.36
Class 529-C – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class 529-E – actual return	1,000.00	1,010.57	4.21	.83
Class 529-E – assumed 5% return	1,000.00	1,021.02	4.23	.83
Class 529-T – actual return	1,000.00	1,013.44	2.08	.41
Class 529-T – assumed 5% return	1,000.00	1,023.14	2.09	.41
Class 529-F-1 – actual return	1,000.00	1,012.49	2.38	.47
Class 529-F-1 – assumed 5% return	1,000.00	1,022.84	2.40	.47
Class 529-F-2 – actual return	1,000.00	1,013.54	1.93	.38
Class 529-F-2 – assumed 5% return	1,000.00	1,023.29	1.94	.38
Class 529-F-3 – actual return	1,000.00	1,014.00	1.47	.29
Class 529-F-3 – assumed 5% return	1,000.00	1,023.74	1.48	.29
Class R-1 – actual return	1,000.00	1,008.31	6.43	1.27
Class R-1 – assumed 5% return	1,000.00	1,018.80	6.46	1.27
Class R-2 – actual return	1,000.00	1,008.87	6.58	1.30
Class R-2 – assumed 5% return	1,000.00	1,018.65	6.61	1.30
Class R-2E – actual return	1,000.00	1,009.66	5.17	1.02
Class R-2E – assumed 5% return	1,000.00	1,020.06	5.19	1.02
Class R-3 – actual return	1,000.00	1,010.37	4.41	.87
Class R-3 – assumed 5% return	1,000.00	1,020.82	4.43	.87
Class R-4 – actual return	1,000.00	1,012.61	2.89	.57
Class R-4 – assumed 5% return	1,000.00	1,022.33	2.91	.57
Class R-5E – actual return	1,000.00	1,012.97	1.83	.36
Class R-5E – assumed 5% return	1,000.00	1,023.39	1.84	.36
Class R-5 – actual return	1,000.00	1,014.13	1.37	.27
Class R-5 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class R-6 – actual return	1,000.00	1,013.67	1.12	.22
Class R-6 – assumed 5% return	1,000.00	1,024.10	1.12	.22

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

U.S. Government Securities Fund	35

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amount for the fund’s fiscal year ended August 31, 2021:

Long-term capital gains	$299,870,000
Section 163(j) interest dividends	$265,253,000
U.S. government income that may be exempt from state taxation	$195,989,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2022, to determine the calendar year amounts to be included on their 2021 tax returns. Shareholders should consult their tax advisors.

36	U.S. Government Securities Fund

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the continuation of the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through April 30, 2022. The agreement was amended to add an additional advisory fee breakpoint for when the fund’s net assets exceed $21 billion. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that the fund’s advisory fee structure was fair and reasonable in relation to the services provided, and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account their interaction with CRMC as well as information furnished to them throughout the year and otherwise provided to them, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel with respect to the matters considered. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management (the manner in which the fund’s assets are managed, including liquidity management), financial, investment operations, compliance, trading, proxy voting, shareholder communications and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective. They compared the fund’s investment results with those of other funds (including funds that currently form the basis of the Lipper index for the category in which the fund is included), and data such as relevant market and fund indexes over various periods (including the fund’s lifetime) through September 30, 2020. They generally placed greater emphasis on investment results over longer term periods. On the basis of this evaluation and the board’s and the committee’s ongoing review of investment results, and considering the relative market conditions during certain reporting periods, the board and the committee concluded that the fund’s investment results have been satisfactory for renewal of the agreement, and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses were generally competitive with those of other similar funds included in the comparable Lipper category. The board and the committee also considered the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the effective advisory fees charged to non-mutual fund clients by CRMC and its affiliates. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational, regulatory and market differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, as well as in relation to the risks assumed by the adviser in sponsoring and managing the fund, and that the fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

U.S. Government Securities Fund	37

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s relationship with the fund and other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices, noting that through December 31, 2018, CRMC benefited from research obtained with commissions from portfolio transactions made on behalf of the fund, and since that time has undertaken to bear the cost of obtaining such research. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and related cost allocation methodology as well as its track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions and costs voluntarily absorbed. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

38	U.S. Government Securities Fund

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Francisco G. Cigarroa, MD, 1957	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	86	None
James G. Ellis, 1947	2006	Professor of Marketing and former Dean, Marshall School of Business, University of Southern California	99	Advanced Merger Partners; J. G. Boswell (agricultural production); Mercury General Corporation
Nariman Farvardin, 1956	2018	President, Stevens Institute of Technology	87	None
Mary Davis Holt, 1950	2015–2016 2017	Principal, Mary Davis Holt Enterprises, LLC (leadership development consulting); former Partner, Flynn Heath Holt Leadership, LLC (leadership consulting); former COO, Time Life Inc. (1993–2003)	87	None
R. Clark Hooper, 1946	2005	Private investor	90	None
Merit E. Janow, 1958	2010	Dean and Professor, Columbia University, School of International and Public Affairs	93	Mastercard Incorporated; Trimble Inc.
Margaret Spellings, 1957 Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Texas 2036; former President, Margaret Spellings & Company (public policy and strategic consulting); former President, The University of North Carolina; former President, George W. Bush Foundation	91	None
Alexandra Trower, 1964	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	86	None
Paul S. Williams, 1959	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm)	86	Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation); Compass Minerals, Inc. (producer of salt and specialty fertilizers); Public Storage, Inc.; Romeo Power, Inc. (manufacturer of batteries for electric vehicles)

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
Michael C. Gitlin, 1970 Trustee	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Vice Chairman and Director, Capital Research and Management Company; Director, The Capital Group Companies, Inc.;[6] served as Head of Fixed Income at a large investment management firm prior to joining Capital Research and Management Company in 2015	86	None
Karl J. Zeile, 1966 Trustee	2019	Partner — Capital Fixed Income Investors, Capital Research and Management Company	21	None

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by visiting the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

U.S. Government Securities Fund	39

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Fergus N. MacDonald, 1969 President	2011	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
Kristine M. Nishiyama, 1970 Principal Executive Office	2003	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company; Chair, Senior Vice President, General Counsel and Director, Capital Bank and Trust Company[6]
Michael W. Stockton, 1967 Executive Vice President	2021	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
David J. Betanzos, 1974 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Ritchie Tuazon, 1978 Senior Vice President	2015	Partner — Capital Fixed Income Investors, Capital Research and Management Company
Steven I. Koszalka, 1964 Secretary	2010	Vice President — Fund Business Management Group, Capital Research and Management Company
Brian C. Janssen, 1972 Treasurer	2015	Senior Vice President — Investment Operations, Capital Research and Management Company
Jane Y. Chung, 1974 Assistant Secretary	2014	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Assistant Vice President — Investment Operations, Capital Research and Management Company
Becky L. Park, 1979 Assistant Treasurer	2021	Vice President — Investment Operations, Capital Research and Management Company

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

40	U.S. Government Securities Fund

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U.S. Government Securities Fund	41

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42	U.S. Government Securities Fund

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U.S. Government Securities Fund	43

Office of the fund

333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts

American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Counsel

Morgan, Lewis & Bockius LLP
One Federal Street
Boston, MA 02110-1726

Custodian of assets

JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Independent registered public accounting firm

Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter

American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

44	U.S. Government Securities Fund

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

U.S. Government Securities Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of U.S. Government Securities Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2021, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

American Funds Distributors, Inc., member FINRA.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemSM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 27 years of investment industry experience, including 21 years at our company, reflecting a career commitment to our long-term approach.[1]

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 98% of 20-year periods.[2] Fixed income funds have helped investors achieve diversification through attention to correlation between bonds and equities.[3] Fund management fees have been among the lowest in the industry.[4]

[1]	Investment industry experience as of December 31, 2020.
[2]	Based on Class F-2 share results for rolling calendar-year periods starting the first full calendar year after each fund’s inception through December 31, 2020. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary.
[3]	Based on Class F-2 share results as of December 31, 2020. Thirteen of the 17 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation below 0.3. Standard & Poor’s 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our management fees were in the lowest quintile 66% of the time, based on the 20-year period ended December 31, 2020, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Visit capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that James G. Ellis, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

GVT

Registrant:

a) Audit Fees:
Audit	2020	199,000
	2021	99,000

b) Audit-Related Fees:
	2020	4,000
	2021	3,000

c) Tax Fees:
	2020	8,000
	2021	8,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2020	None
	2021	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2020	2,043,000
	2021	1,341,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2020	83,000
	2021	1,000
	The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2020	2,000
	2021	2,000
	The other fees consist of subscription services related to an accounting research tool.

	All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were, $2,139,000 for fiscal year 2020 and $1,355,000 for fiscal year 2021. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE AMERICAN FUNDS INCOME SERIES

By __/s/ Kristine M. Nishiyama________________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Kristine M. Nishiyama_____________
Kristine M. Nishiyama, Principal Executive Officer

Date: October 29, 2021

By ___/s/ Brian C. Janssen__________________
Brian C. Janssen, Treasurer and Principal Financial Officer

Date: October 29, 2021